

                                                                    EXHIBIT 10.8


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                          1      1
2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
A00006                                   SEE BLOCK 16C                                                           APPLICABLE)

6.  ISSUED BY                 CODE       S2401A            7.       ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE

DCMC Twin Cities
3001 Metro Drive
Bloomington, MN 55425-1573
(C. Smith/DCMC-GTOS 612-335-2143)

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)   (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
2675 Long Lake Rd.                                                                        9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                          10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                     X    MDA904-93-C-C034

CODE 0HDC7                                   FACILITY CODE                                10B.  DATED (SEE ITEM 13)
                                                                                          95 DEC 16

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.


12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      NO CHANGE

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

              ORDER NO. IN ITEM 10A.

    X     B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

          C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


          D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

E.   IMPORTANT:  Contractor |X| is not,  |_| is required to sign this document and return ____________ copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1. THE PURPOSE OF THIS MODIFICATION IS TO DELETE FAR 52.245-1 FROM THIS CONTRACT.

2. ALL OTHER TERMS & CONDITIONS OF THIS CONTRACT SHALL REMAIN THE SAME.

DISTRIBUTION:

Contract, DFAS, DCMC-Twin Cities, Maryland Procurement Office, Attn:, 9800 Savage Rd, Ranx 111, Ft. George G. Meade, MD 20755-6000

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     Kermit M. Beseke                                                      STEPHEN J. WILMES
     President & CEO                                                       Administrative Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

____________________________                                          BY /s/ Stephen J. Wilmes                     4 JUNE 1996
(Signature of person authorized to sign)                              (Signature of Contracting Officer)

NSN 7540-01-152-9070                                                  PerFORM (DLA)                     STANDARD FORM 30 (REV.10-83)
PREVIOUS EDITION UNUSABLE                                                                               PRESCRIBED by GSA
                                                                                                        FAR(8 CFR) 53.243


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                          1      3
2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00018                                   13 Oct. 1995            V5924001 A/18                               APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE


Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)   (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                        9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                          10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                          MDA904-93-C-C034

CODE                                         FACILITY CODE                                10B.  DATED (SEE ITEM 13)
                                                                                          16 DECEMBER 1995

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.


12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See page 2                                                                                 OBLIGATE:  $1,178,734.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

              ORDER NO. IN ITEM 10A.

          B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

          C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


    X     D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
          INCREMENTAL FUNDING.

E.   IMPORTANT:  Contractor |X| is not,  |_| is required to sign this document and return ____________ copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1. THE PURPOSE OF THIS MODIFICATION IS PROVIDE FISCAL YEAR 1996 FUNDING TO COVER
COST AND AWARD FEE BILLING FOR THE ABOVE REFERENCED CONTRACT. IT IS EXPECTED TO
ALLOW THE CONTRACTOR TO PERFORM THE WORK REQUIRED THROUGH 30 NOVEMBER 1995.

2. ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

____________________________                                          BY /S/ ANDREW D. SNYDER                     13-OCT. 1995
(Signature of person authorized to sign)

NSN 7540-01-152-9070                                                  PerFORM (DLA)                     STANDARD FORM 30 (REV.10-83)
PREVIOUS EDITION UNUSABLE                                                                               PRESCRIBED by GSA
                                                                                                        FAR(8 CFR) 53.243

SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR:     AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
OBLIGATED FOR CPAF COST $347,000.00

         ACR:     AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                            $355,490.00
                  COST PLUS AWARD FEE PORTION                                          $5,372,370.00
                  TOTAL OBLIGATION                                                     $5,727,860.00

         ACR:     AC
         974/50400.4500 544351 999-2500 S18119 04100200 1V 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                            $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                             $782,084.00
                  TOTAL OBLIGATED                                                     $10,598,961.00

         ACR:     AD
         974/60400.4500 554E51 999-2500 S 18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST                                                   $8,835,354.00
                  OBLIGATED FOR BASE FEE                                                  $60,602.00
                  OBLIGATED FOR EARNED AWARD FEE                                         $203,315.00
                  OBLIGATED FOR FUTURE AWARD FEE                                         $564,017.00
                  TOTAL OBLIGATION                                                     $9,663,288.00

         ACR:     AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 106B

                  OBLIGATED FOR COST:                                                  $1,063,727.00
                  OBLIGATED FOR FUTURE AWARD FEE                                         $115,007.00
                  TOTAL OBLIGATION                                                     $1,178,734.00

         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $32,252,508.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $27,160,353.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in EXCESS OF $24,860,930.00 and shall not be paid a base fee (CPAF), in excess of $635,000.00 award fee in excess of $1,664,423.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 30
NOVEMBER 1995. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.
                                 (End of clause)

3.       As a result funding profile is revised to read as follows:

         CPAF PORTION                      FROM                          BY                        TO
         Estimated Cost                   $23,797,203.00              $1,063,727.00            $24,860,930.00
         Base Fee                            $635,000.00                                          $635,000.00
         Earned Award Fee                    $985,399.00                                          $985,399.00
         Future Award Fee                    $564,017.00                $115,007.00               $679,024.00
         Total CPAF                       $25,981,619.00              $1,178,734.00            $27,160,353.00

         CPFF PORTION
         Estimated Cost                      $366,222.00                                          $366,222.00
         Fixed Fee                            $19,268.00                                           $19,268.00
         Total CPFF                          $355,490.00                                          $355,490.00

4.       Except as provided herein, all other terms and conditions of the subject contract remain in full force.




AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        3

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00019                                   13 Nov 1995             V5924001  A/19                              APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)   (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612/628-2733)
2675 Long Lake Rd.                                                                        9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                          10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                          MDA904-93-C-C034

CODE                                         FACILITY CODE                                         10B.     DATED (SEE ITEM
                                                                                                   13)
                                                                                          16 DECEMBER 1995

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|   The above numbered solicitation is amended as set forth in Item 14.
      The hour and date specified for receipt of Offers  |_| is extended,  |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Page 2                                                                                 OBLIGATE:  $1,000,000.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

          B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

          C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


    X     D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
          INCREMENTAL FUNDING


E.   IMPORTANT:  Contractor |X| is not,  |_| is required to sign this document and return ____________ copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1. THE PURPOSE OF THIS MODIFICATION IS TO PROVIDE FISCAL YEAR 1996 FUNDING TO
COVER COST AND AWARD FEE BILLING FOR THE ABOVE REFERENCED CONTRACT. IT IS
EXPECTED TO ALLOW THE CONTRACTOR TO PERFORM THE WORK REQUIRED THROUGH 31 JANUARY
1996.

2.   ACCORDINGLY, THE FOLLOWING SECTIONS ARE HEREBY MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     _____________________________________                            BY /s/ Andrew D.  Snyder                       13 Nov. 1995
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)
                                                                    (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243
 SECTION G - CONTRACT ADMINISRATION DATA:

                  G.1 - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

                  ACR: AA
                  972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
                  OBLIGATED FOR CPAF COST                                                      $347,000.00

                  ACR: AB
                  973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                           COST PLUS FIXED FEE PORTION                                         $355,490.00
                           COST PLUS AWARD FEE PORTION                                       $5,372,370.00
                           TOTAL OBLIGATION                                                  $5,727,860.00

                  ACR: AC
                  974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                           OBLIGATED COST & BASE FEE                                         $9,816,877.00
                           OBLIGATED EARNED AWARD FEE                                          $782,084.00
                           TOTAL OBLIGATED                                                  $10,598,961.00

                  ACR: AD
                  974/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                           OBLIGATED FOR COST                                                $8,835,354.00
                           OBLIGATED FOR BASE FEE                                               $60,602.00
                           OBLIGATED FOR EARNED AWARD FEE                                      $203,315.00
                           OBLIGATED FOR FUTURE AWARD FEE                                      $564,017.00
                           TOTAL OBLIGATION                                                  $9,663,288.00

                  ACR: AE
                  976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                                                                      FROM                   BY                TO
                             OBLIGATED FOR COST:                      $1,063,727.00         $873,604.00      $1,937,331.00
                             OBLIGT FOR FUTURE A/F                      $115,007.00         $126,396.00        $241,403.00
                             TOTAL OBLIGATION                         $1,178,734.00       $1,000,000.00      $2,178,734.00

                  G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

                           a) This contract is subject to incremental funding.
         The total CPAF amount negotiated and agreed to is $32,252,508.00.
         Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $28,160,353.00 are currently obligated for this action.
         Therefore, the contractor shall not incur costs in excess of $25,734,534.00 and shall not be paid a base fee (CPAF), in excess of $635,000.00 award fee in excess of $1,791,819.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

                           (b) ln accordance with the Limitation of Funds
         Clause, the contractor shall notify the Contracting Offcer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

                           (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 31 JANUARY 1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting
         Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

                           (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.
                                 (End of clause)

         3. As a result funding profile is revised to read as follows:

                CPAF PORTION                          FROM                     BY                       TO
                Estimated Cost                       $24,860,930.00              $873,604.00          $24,860,930.00
                Base Fee                                $635,000.00                                      $635,000.00
                Earned Award Fee                        $985,399.00                                      $985,399.00
                Future Award Fee                        $679,024.00              $126,396.00             $805,420.00
                Total CPAF                           $27,160,353.00            $1,000,000.00          $28,160,353.00

                CPFF PORTION
                Estimated Cost                          $366,222.00                                      $366,222.00
                Fixed Fee                                $19,268.00                                       $19,268.00
                Total CPFF                              $355,490.00                                      $355,490.00

         4. Except as provided herein, all other terms and conditions of the subject contract remain in full force






AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        2

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00020                                   15 Dec 1995             V5924001  A/18                              APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE


Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)     (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612/628-2733)
2675 Long Lake Rd.                                                                          9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                            10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            MDA904-93-C-C034

CODE                                         FACILITY CODE                                  10B.  DATED (SEE ITEM 13)
                                                                                            16 DECEMBER 1995

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Section G                                                                              OBLIGATE:  $11,039,165.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

          B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

          C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


    X     D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
          Mutal Agreement by both parties


E.   IMPORTANT:  Contractor  |_| is not,  |X| is required to sign this document and return   3   copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS TO:
         A) INCORPORATE REVISION ONE TO THE DD254 - CONTRACT SECURITY CLASSIFICATION SPECIFICATION, DATED 27 NOVEMBER 1995.
         B) INCORPORATE SPECIAL PROVISION FOR EVALUATION OF CONTRACTORS PERFORMANCE.
         C) CORRECTLY STATE THE AMOUNT OF ESTIMATED COST FOR THE CPAF PORTION
2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
Dean W. Nordahl, Chief Financial Officer                                   Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     /s/ Dean W. Nordahl                            12-15-95           BY /s/ Andrew D. Snyder                       15 Dec. 1995

                                                                           (SIGNATURE OF CONTRACTING OFFICER)
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243

SECTION C - DESCRIPTION / SPECIFICATIONS / WORKSTATEMENT

         Section C.4 is revised to read as follows:

         C.4 - Contract Security Classification Specification, DD Form 254, dated 27 November 1995.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

         The following clause is hereby incorporated into Section H as follows:

         H.28 - CONTRACTOR PARTICIPATION IN CONTRACT PERFORMANCE EVALUATION ASSESSMENTS:

         This contract will be subject to periodic Contractor Performance
Evaluation Assessments. In accordance with FAR 42.1502, the Maryland Procurement
Office maintains a database on Contractor past performance applicable to all contracts over $1,000,000. Information on the performance of this contract will be maintained in the database and updated on a yearly basis (if contract period of performance exceeds one year) and at the completion of the contract. The
Contractor's participation in this process, in terms of review of the Contractor
Performance Evaluation Assessment form, shall not cause an increase in the estimated cost/price of this contract.

SECTION J - LIST OF ATTACHMENTS

         Section J.4 is revised to read as follows:

         J.4 - Contract Security Classification Specification, DD Form 254, dated 27 November 1995.

3.  Total funding profile is revised to read as follows:

                      CPAF Portion                                          CPFF Portion
Estimated Cost                    $25,734,534.00          Estimated Cost             $366,222.00
Earned Award Fee                     $985,399.00          Fixed Fee                   $19,268.00
Future Award Fee                     $805,420.00          Total CPFF                 $355,490.00
Total CPAF                        $28,160,353.00

4.  As a result of the above total contract value remains unchanged.

5.  Except as provided above, all other terms and conditions of the subject contract remain unchanged and in full force.




AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        3

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00021                                   11 Dec 1995             V592-4001  A/20                             APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)   (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                        9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                          10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                          MDA904-93-C-C034

CODE                                         FACILITY CODE                                10B.  DATED (SEE ITEM 13)
                                                                                          16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|   The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
|_| is extended,  |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Page 2                                                                                 OBLIGATE:  $1,000,000.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

          B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

          C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    X     D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
          G.6- INCREMENTAL FUNDING CLAUSE


E.   IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return ____ copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1. THE PURPOSE OF THIS MODIFICATION IS PROVIDE FISCAL YEAR 1996 FUNDING TO COVER
COST FOR THE ABOVE REFERENCED CONTRACT. IT IS EXPECTED TO ALLOW THE CONTRACTOR
TO PERFORM THE WORK REQUIRED THROUGH 31 JANUARY 1996.
2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     _____________________________________                            BY/s/ Andrew D.  Snyder                      11 Dec. 1995
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                    (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243



SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR CPAF COST                                                               $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                                  $355,490.00
                  COST PLUS AWARD FEE PORTION                                                $5,372,370.00
                  TOTAL OBLIGATION                                                           $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 1V 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                                  $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                                   $782,084.00
                  TOTAL OBLIGATED                                                           $10,598,961.00

         ACR: AD
         974/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST                                                         $8,835,354.00
                  OBLIGATED FOR BASE FEE                                                        $60,602.00
                  OBLIGATED FOR EARNED AWARD FEE                                               $203,315.00
                  OBLIGATED FOR FUTURE AWARD FEE                                               $564,017.00
                  TOTAL OBLIGATION                                                           $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                                                                   FROM                  BY                     TO
                  OBLIGATED FOR COST:                          $1,937,331.00        $1,000,000.00         $2,937,331.00
                  OBLIGT FOR FUTURE A/F                          $241,403.00                $0.00           $241,403.00
                  TOTAL OBLIGATION                             $2,178,734.00        $1,000,000.00         $3,178,734.00

         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

                  a) This contract is subject to incremental funding. The total
         CPAF amount negotiated and agreed to is $32,252,508.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only
         $29,160,353.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $26,734,534.00 and shall not be paid a base fee (CPAF), in excess of $635,000.00 award fee in excess of $1,790,819.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

                  (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

                  (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 31 JANUARY 1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting
         Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

                  (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.
                                                                  (End of clause)

         3. As a result funding profile is revised to read as follows:

                  CPAF PORTION                                     FROM                   BY                   TO
                  Estimated Cost                              $25,734,534.00        $1,000,000.00        $26,734,534.00
                  Base Fee                                       $635,000.00                                $635,000.00
                  Earned Award Fee                               $985,399.00                                $985,399.00
                  Future Award Fee                               $805,420.00                                $805,420.00
                  Total CPAF                                  $28,160,353.00        $1,000,000.00        $29,160,353.00

                  CPFF PORTION
                  Estimated Cost                                 $366,222.00                                $366,222.00
                  Fixed Fee                                      $ 19,268.00                                $ 19,268.00
                  Total CPFF                                     $355,490.00                                $355,490.00

         4. Except as provided herein, all other terms and conditions of the subject contract remain in full force



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        3
2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00022                                   5 Jan 1996              V592-4001  A/21                             APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)      (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                           9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                             MDA904-93-C-C034

CODE                                         FACILITY CODE                                   10B.  DATED (SEE ITEM 13)
                                                                                             16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|   The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
|_| is extended,  |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Page 2                                                                                 OBLIGATE:  $1,000,000.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

          B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
          C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    X     D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
          G.6- INCREMENTAL FUNDING CLAUSE


E.  IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return ___________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1. THE PURPOSE OF THIS MODIFICATION IS PROVIDE FISCAL YEAR 1996 FUNDING TO COVER
COST FOR THE ABOVE REFERENCED CONTRACT. IT IS EXPECTED TO ALLOW THE CONTRACTOR
TO PERFORM THE WORK REQUIRED THROUGH 29 FEBRUARY 1996.
2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     _____________________________________                            BY /s/ Andrew D. Snyder                          5 Jan 1996
      (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                       (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243

SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR CPAF COST                                                      $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                         $355,490.00
                  COST PLUS AWARD FEE PORTION                                       $5,372,370.00
                  TOTAL OBLIGATION                                                  $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                         $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                          $782,084.00
                  TOTAL OBLIGATED                                                  $10,598,961.00

         ACR: AD
         974/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST                                                $8,835,354.00
                  OBLIGATED FOR BASE FEE                                               $60,602.00
                  OBLIGATED FOR EARNED AWARD FEE                                      $203,315.00
                  OBLIGATED FOR FUTURE AWARD FEE                                      $564,017.00
                  TOTAL OBLIGATION                                                  $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                                                                  FROM                   BY                   TO
                  OBLIGATED FOR COST:                          $2,937,331.00        $1,000,000.00        $3,937,331.00
                  OBLIGT FOR FUTURE A/F                          $241,403.00                $0.00          $241,403.00
                  TOTAL OBLIGATION                              $3,178,734.00       $1,000,000.00        $4,178,734.00

         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,252,508.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $30,160,353.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $27,734,534.00 and shall not be paid a base fee (CPAF), in excess of $635,000.00 award fee in excess of $1,790,819.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 29
FEBRUARY 1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.
                                 (End of clause)

3. As a result funding profile is revised to read as follows:

                  CPAF PORTION                                    FROM                   BY                     TO
                  Estimated Cost                            $26,734,534.00         $1,000,000.00          $27,734,534.00
                  Base Fee                                     $635,000.00                                   $635,000.00
                  Earned Award Fee                             $985,399.00                                   $985,399.00
                  Future Award Fee                             $805,420.00                                   $805,420.00
                  Total CPAF                                $29,160,353.00         $1,000,000.00          $30,160,353.00

                  CPFF PORTION
                  Estimated Cost                               $366,222.00                                    $366,222.00
                  Fixed Fee                                     $19,268.00                                     $19,268.00
                  Total CPFF                                   $355,490.00                                    $355,490.00

4. Except as provided herein, all other terms and conditions of the subject contract remain in full force


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        5

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00023                                   29 Jan 96               N/A                                         APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071


8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)     (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                          9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                            10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            MDA904-93-C-C034

CODE                                         FACILITY CODE                                  10B.  DATED (SEE ITEM 13)
                                                                                            16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|   The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
|_| is extended,  |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See page 3

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)   A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

         B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


    x    D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
         Award Fee Determination Plan


E.   IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return ___________ copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   The purpose of this modification is to provide award fee for the fourth
     (4th) evaluation period, period of performance: 1 February through 30 June
     1995 for the above referenced contract. In accordance with the Award Fee
     Determination Plan, the contractor has earned a score of 79, which translate to 46% of the available award fee. The amount of unearned award fee for this period will not be added to future award fee periods.
2.   Accordingly, the following sections have been modified.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
     -------------------------------------
     (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                           BY /s/ Andrew D. Snyder                          29 Jan 96
                                                                    (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243

SECTION B - SUPPLIES OR SERVICES AND PRICE / COST

         B.3      ESTIMATED COST AND CONSIDERATION

         352.216-9007 - ESTIMATED COST AND (AF) CONSIDERATION (CPAF PORTION) is revised to read as follows:

         a) It is estimated that the total cost of work performed under this contract will be Thirty Two Million, One Hundred and Forty Three Thousand, Two
Hundred and Seventy Seven dollars and no cents ($32,143,277.00), exclusive of the contractors fees.

         b)       as consideration for its undertaking, the contractor shall receive the following:

                    i) Reimbursement of cost, as provided for under clause of this title.

                    ii) A Base Fee of Six Hundred and Sixty Eight Thousand,
Seven Hundred and Ninety Three dollars and no cents ($668,793.00)

                  iii) An Award fee in the amount of TWO MILLION, TWO HUNDRED
AND NINETEEN THOUSAND, SEVEN HUNDRED AND NINETY NINE DOLLARS AND NO CENTS
($2,219,799.00) from which the amount of award fee earned will be determined unilateral by the Fee Determination Official (FDO), based on periodic evaluation of the contractors performance in accordance with the most recent Award Fee
Plan.

          B.4 - 352-216-9008 - NOTICE AWARD FEE FUNDING (JUL 1993) is revised to read as follows:

         Funds in the amount of $396,830.00 have been obligated under this contract for future award fee determinations. In accordance with Section G.7 of this contract, the contractor is authorized to bill against or incur cost against $155,427.00 of the total award fee through October 1995. Obligation of the additional award fee funds identified above will be released to the contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the award fee plan currently in force under this contract. Upon receipt of the aforementioned modification, the contractor is authorized to bill for the earned award fee.

         B.5 - CONTRACT PAYMENT STRUCTURE is revised to read as follows:

         (a) As consideration for providing the scope of work described in Section B.1 above, the contractor shall be reimbursed in accordance with the following contract payment structure:

         CPAF Portion                       FROM                     BY                      TO
         Estimated Cost              $32,143,277.00                                    $32,143,277.00
         Base Fee                       $668,793.00                                       $668,793.00
         Award Fee                    $2,440,438.00            ($220,639.00)            $2,219,799.00
         Total CPAF                  $35,252,508.00            ($220,639.00)           $35,031,896.00

         CPFF Portion
         Estimated Cost                 $336,000.00
         Fixed Fee                      $ 19,268.00
         Total CPFF                     $335,490.00

         b) The award fee pool shall be distributed in accordance with the unilateral determination of the Fee Determination Official (FDO) based on periodic evaluation of the contractor's performance in accordance with the award fee determination plan. The Government may unilateral make changes to the plan and such changes shall be furnished to the contractor prior to their effective date.

          c) The amount of award fee available and earned for each evaluation period is set forth in the following schedule:

                                                                               AVAILABLE
         EVALUATION PERIOD                         FROM                 BY               TO                  EARNED
         -----------------                         ----                 --               --                  ------
         1) January - April 1994                                                                           $  412,051
         2) May - September 1994                                                                           $  370,033
         3) October - January 1995                                                                         $  203,315
         4) February - June 1995                    $408,590          ($408,590)              -0-          $  187,951
         5) July - October 1995                     $414,473                          $  414,473
         6) November - March 1996                   $631,976                          $  631,976
             TOTAL                                $1,455,039          ($408,590)      $1,046,449           $1,173,350

SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR CPAF COST                                                     $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                        $355,490.00
                  COST PLUS AWARD FEE PORTION                                      $5,372,370.00
                  TOTAL OBLIGATION                                                 $5,727,860.00
         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                        $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                         $782,084.00
                  TOTAL OBLIGATED                                                 $10,598,961.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 I06B

                                                    FROM                       BY                        TO
OBLIGATED FOR COST:                              $8,835,354.00              $220,639.00              $9,055,993.00
OBLIGATED FOR BASE FEE                              $60,602.00                                          $60,602.00
OBLIGATED FOR EARNED A/F                           $203,315.00              $187,951.00                $391,266.00
OBLIGATED FOR FUTURE A/F                           $564,017.00             ($408,590.00)               $155,427.00
TOTAL OBLIGATION                                 $9,663,288.00                                       $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                  OBLIGATED FOR COST:                                              $3,937,331.00
                  OBLIGATED FOR FUTURE A/F                                           $241,403.00
                  TOTAL OBLIGATION                                                 $4,178,734.00

         G.6 -    352.232-9008   INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,031,869.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $30,160,353.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $27,955,173.00 and shall not be paid a base fee (CPAF), in excess of $635,000.00 award fee in excess of $1,570,180.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 29
FEBRUARY 1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly. (End of clause)

G.7 - PROVISIONAL BILLING FOR AWARD FEE is revised as follows:

         EVALUATION PERIOD                        AVAILABLE                 PV - 50%                  PER MONTH
         -----------------                        ---------                 --------                  ---------
         1) January - April 1994
         2) May - September 1994
         3) October- January 1995
         4) February - June 1995
         5) July - October 1995                    $414,473.00              $207,236.00                 $51,809.00
         6) November - March 1996                  $631,976.00              $315,988.00                 $63,198.00
                                                 $1,046,449.00              $532,224.00

3.       As a result funding profile is revised to read as follows:

         CPAF PORTION                               FROM                       BY                        TO
         Estimated Cost                         $27,734,534.00              $220,639.00             $27,955,173.00
         Base Fee                                  $635,000.00                                         $635,000.00
         Earned Award Fee                          $985,399.00              $187,951.00              $1,173,350.00
         Future Award Fee                          $805,420.00             ($408,590.00)               $396,830.00
         Total CPAF                             $30,160,353.00                                      $30,160,353.00

         CPFF PORTION
         Estimated Cost                            $366,222.00                                         $366,222.00
         Fixed Fee                                  $19,268.00                                          $19,268.00
         Total CPFF                                $355,490.00                                         $355,490.00

4.       As a result total contract value is decreased as follows:

         CPAF Portion                               FROM                       BY                        TO
         Estimated Cost                         $32,143,277.00                                      $32,143,277.00
         Base Fee                                  $668,793.00                                         $668,793.00
         Award Fee                               $2,440,438.00            ($220,639.00)              $2,219,799.00
         Total CPAF                             $35,252,508.00            ($220,639.00)             $35,031,896.00

         CPFF Portion
         Estimated Cost                            $336,000.00
         Fixed Fee                                 $ 19,268.00
         Total CPFF                                $335,490.00

5.       Except as provided herein, all other terms and conditions of the subject contract remain in full force.



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        3

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00024                                   29 JAN1996              V592-4001 A/22                              APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE


Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071


8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)    (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                         9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                           10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                           MDA904-93-C-C034

CODE                                         FACILITY CODE                                 10B.  DATED (SEE ITEM 13)
                                                                                           16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Page 2                                                                                 OBLIGATE $1,000,000.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
             ORDER NO. IN ITEM 10A.

        B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
             APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


    X   D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
        G.6 - INCREMENTAL FUNDING CLAUSE


E.   IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS PROVIDE FISCAL YEAR 1996 FUNDING TO
     COVER COST FOR THE ABOVE REFERENCED CONTRACT. IT IS EXPECTED TO ALLOW THE
     CONTRACTOR TO PERFORM THE WORK REQUIRED THROUGH 29 FEBRUARY 1996.

2.   ACCORDINGLY, THE FOLLOWING SECTIONS ARE HEREBY MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
Kermit M. Beseke                                                           ANDREW D. SNYDER
President & CEO                                                            Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

    /s/ Kermit M. Beseke                        1 Apr 96        BY /s/ Andrew D. Snyder                      29 Jan 96
    (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                         (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243

SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
                  OBLIGATED FOR CPAF COST                                    $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                $355,490.00
                  COST PLUS AWARD FEE PORTION                              $5,372,370.00
                  TOTAL OBLIGATION                                         $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S 18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                 $782,084.00
                  TOTAL OBLIGATED                                         $10,598,961.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S 18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST:                                      $9,055,993 00
                  OBLIGATED FOR BASE FEE                                      $60,602.00
                  OBLIGATED FOR EARNED A/F                                   $391,266.00
                  OBLIGATED FOR FUTURE A/F                                   $155,427.00
                  TOTAL OBLIGATION                                         $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                                                             FROM                 BY                      TO
         OBLIGATED FOR COST:                             $3,937,331.00      $1,000,000.00          $4,937,331.00
         OBLIGATED FOR FUTURE A/F                          $241,403.00                               $241,403.00
         TOTAL OBLIGATION                                $4,178,734.00                             $5,178,734.00

         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,252,508.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $31,160,353.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $28,955,173.00 and shall not be paid a base fee (CPAF), in excess of $635,000.00 award fee in excess of $1,570,180.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

     (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

     (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 29
FEBRUARY 1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

     (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly. (End of clause)

3. As a result funding profile is revised to read as follows:

         CPAF PORTION                                      FROM                   BY                      TO
         Estimated Cost                          $27,955,173.00        $1,000,000.00          $28,955,173.00
         Base Fee                                   $635.000.00                                  $635,000.00
         Earned Award Fee                        $ 1,173,350.00                               $ 1,173,350.00
         Future Award Fee                           $396,830.00                                  $396,830.00
         Total CPAF                              $30,160,353.00        $1,000,000.00          $31,160,353.00

         CPFF PORTION
         Estimated Cost                             $366,222.00                                  $366,222.00
         Fixed Fee                                  $ 19,268.00                                  $ 19,268.00
         Total CPFF                                 $355,490.00                                  $355,490.00

4.   As a result of the above total contract value remains unchanged

5.   Except as provided herein, all other terms and conditions of the subject contract remain in full force



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        4

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00025                                   12 Feb 1996             V592-4001  A/23 & A/24                      APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE


Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071


8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)     (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                          9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                            10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            MDA904-93-C-C034

CODE                                         FACILITY CODE                                  10B.  DATED (SEE ITEM 13)
                                                                                            16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|   The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
|_| is extended,  |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Page 2                                                                                 OBLIGATE:  $2,860,000.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
             ORDER NO. IN ITEM 10A.

        B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
             APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    X   D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
        G.6- INCREMENTAL FUNDING CLAUSE

E.   IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return ___________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1. THE PURPOSE OF THIS MODIFICATION IS PROVIDE FISCAL YEAR 1996 FUNDING TO COVER
COST FOR THE ABOVE REFERENCED CONTRACT. IT IS EXPECTED TO ALLOW THE CONTRACTOR
TO PERFORM THE WORK REQUIRED THROUGH 30 MAY 1996.
2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     _____________________________________                            BY/s/ Andrew D. Snyder                      12 Feb 1996
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                      (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243

                                                       MDA904-93-C-C034 1 POOO25

         B.4 - 352-216-9008 - NOTICE AWARD FEE FUNDING (JUL 1993) is revised to read as follows:

         Funds in the amount of $1,046,449.00 have been obligated under this contract for future award fee determinations. In accordance with Section G.7 of this contract, the contractor is authorized to bill against or incur cost against $532,224.00 of the total award fee through October 1995. Obligation of the additional award fee funds identified above will be released to the contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the award fee plan currently in force under this contract. Upon receipt of the aforementioned modification, the contractor is authorized to bill for the earned award fee.

SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR CPAF COST                                                      $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                         $355,490.00
                  COST PLUS AWARD FEE PORTION                                       $5,372,370.00
                  TOTAL OBLIGATION                                                  $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                         $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                          $782,084.00
                  TOTAL OBLIGATED                                                  $10,598,961.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST:                                               $9,055,993.00
                  OBLIGATED FOR BASE FEE                                               $60,602.00
                  OBLIGATED FOR EARNED A/F                                            $391,266.00
                  OBLIGATED FOR FUTURE A/F                                            $155,427.00
                  TOTAL OBLIGATION                                                  $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                  OBLIGATED FOR COST:                                               $4,937,331.00
                  OBLIGATED FOR FUTURE A/F                                            $241,403.00
                  TOTAL OBLIGATION                                                  $5,178,734.00

         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX

                  OBLIGATED FOR COST                                                $2,210,381.00
                  OBLIGATED FOR BASE FEE                                               $33,793.00
                  OBLIGATED FOR FUTURE A/F:                                           $649,619.00
                  TOTAL OBLIGATION:                                                 $2,860,000.00

         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,031,869.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $34,020,353.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $31,131,761.00 and shall not be paid a base fee (CPAF), in excess of $668,793.00 award fee in excess of $2,219,799.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 30 MAY
1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.

                                (End of clause)

3. As a result funding profile is revised to read as follows:

                  CPAF PORTION                                 FROM                   BY                     TO
                  Estimated Cost                           $28,955,173.00         $2,176,588.00         $31,131,761.00
                  Base Fee                                    $635,000.00            $33,793.00            $668,793.00
                  Earned Award Fee                          $1,173,350.00                                $1,173,350.00
                  Future Award Fee                            $396,830.00           $649,619.00          $1,046,449.00
                  Total CPAF                               $31,160,353.00         $2,860,000.00         $34,020,353.00

                  CPFF PORTION
                  Estimated Cost                              $366,222.00                                  $366,222.00
                  Fixed Fee                                    $19,268.00                                   $19,268.00
                  Total CPFF                                  $355,490.00                                  $355,490.00

4. As a result of the above total contract value remains unchanged

                  CPAF Portion
                  Estimated Cost                           $32,143,277.00
                  Base Fee                                    $668,793.00
                  Award Fee                                 $2,219,799.00
                  Total CPAF                               $35,031,869.00

                  CPFF Portion
                  Estimated Cost                              $336,000.00
                  Fixed Fee                                    $19,268.00
                  Total CPFF                                  $335,490.00

5. Except as provided herein, all other terms and conditions of the subject contract remain in full force






AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        5

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00026                                   11 MAR 1996             I695-1308 & A/1                             APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE


Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071


8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)     (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                          9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                            10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            MDA904-93-C-C034

CODE                                         FACILITY CODE                                  10B.  DATED (SEE ITEM 13)
                                                                                            16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|   The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
|_| is extended,  |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.


12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See page 2                                                                                 OBLIGATE:  $315,964.00


                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

          B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    X     C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          10 U.S.C. 2304 (c)(6)

          D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

E.   IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return ___________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS INCORPORATE THE REQUIREMENT FOR THE NIFT STATEMENT OF WORK, DATED 24 OCTOBER 1996 INTO THE
     ABOVE REFERENCED.
2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
Kermit M. Beseke                                                           ANDREW D. SNYDER
President & CEO                                                            Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     /s/ Kermit M. Beseke                          7 Mar 96               BY /s/ Andrew D. Snyder                   11 MAR 1996
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                             (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243
SECTION B - SUPPLIES OR SERVICES AND PRICE / COST

         B.3 ESTIMATED COST AND COSIDERATION

         352.216-9007 - ESTIMATED COST AND (AF) CONSIDERATION (CPAF PORTION) is revised to read as follows:

         a) It is estimated that the total cost of work performed under this contract will be THIRTY TWO MILLION, FOUR HUNDRED AND TWENTY THOUSAND, SEVEN
HUNDRED AND SIXTY DOLLARS AND NO CENTS ($32,420,760.00), exclusive of the contractors fees.

         b) as consideration for its undertaking, the contractor shall receive the following:

                    i) Reimbursement of cost, as provided for under clause of this title.

                    ii) A Base Fee of Six Hundred and Sixty Eight Thousand,
Seven Hundred and Ninety Three dollars and no cents ($668,793.00)

                    iii) An Award fee in the amount of TWO MILLION, TWO HUNDRED
AND FIFTY EIGHT THOUSAND, TWO HUNDRED AND EIGHTY DOLLARS AND NO CENTS
($2,258,280.00) from which the amount of award fee earned will be determined unilateral by the Fee Determination Official (FDO), based on periodic evaluation of the contractors performance in accordance with the most recent Award Fee
Plan.

         B.4 - 352-216-9008 - NOTICE AWARD FEE FUNDING (JUL 1993) is revised to read as follows:

         Funds in the amount of $1,084,930.00 have been obligated under this contract for future award fee determinations. In accordance with Section G.7 of this contract, the contractor is authorized to bill against or incur cost against $532,224.00 of the total award fee through October 1995. Obligation of the additional award fee funds identified above will be released to the contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the award fee plan currently in force under this contract. Upon receipt of the aforementioned modification, the contractor is authorized to bill for the earned award fee.

         B.5 - CONTRACT PAYMENT STRUCTURE is revised to read as follows:

         (a) As consideration for providing the scope of work described in Section B. l above, the contractor shall be reimbursed in accordance with the following contract payment structure:

         CPAF Portion                     FROM                        BY                       TO
         Estimated Cost               $32,143,277.00              $277,483.00            $32,420,760.00
         Base Fee                        $668,793.00                                        $668,793.00
         Award Fee                     $2,219,799.00               $38,481.00             $2,258,280.00
         Total CPAF                   $35,031,896.00              $315,964.00            $35,347,833.00

         CPFF Portion
         Estimated Cost                  $336,000.00
         Fixed Fee                        $19,268.00
         Total CPFF                      $335,490.00

         b) The award fee pool shall be distributed in accordance with the unilateral determination of the Fee Determination Official (FDO) based on periodic evaluation of the contractor's performance in accordance with the award fee determination plan. The Government may unilateral make changes to the plan and such changes shall be furnished to the contractor prior to their effective date.

         c) The amount of award fee available and earned for each evaluation period is set forth in the following schedule:

                                                     AVAILABLE
         EVALUATION PERIOD                     FROM             BY            TO                EARNED
         1) January - April 1994                                                                 $412,051
         2) May - September 1994                                                                 S370,033
         3) October- January 1995                                                                $203,315
         4) February - June 1995                                                                 $187,951
         5) July - October 1995             $414,473                        $414,473
         6) November-March 1996             $631,976         $38,481        $670,457
                TOTAL                      1,046,449         $38,481      $1,084,930           $1,173,350

         SECTION G - CONTRACT ADMINISRATION DATA:

         G.1 - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR CPAF COST $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                         $355,490.00
                  COST PLUS AWARD FEE PORTION                                       $5,372,370.00
                  TOTAL OBLIGATION                                                  $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 I06B

                  OBLIGATED COST & BASE FEE                                         $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                          $782,084.00
                  TOTAL OBLIGATED                                                  $10,598,961.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST:                                               $9,055,993.00
                  OBLIGATED FOR BASE FEE                                               $60,602.00
                  OBLIGATED FOR EARNED A/F                                            $391,266.00
                  OBLIGATED FOR FUTURE A/F                                            $155,427.00
                  TOTAL OBLIGATION                                                  $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                  OBLIGATED FOR COST:                                               $4,937,331.00
                  OBLIGATED FOR FUTURE A/F                                            $241,403.00
                  TOTAL OBLIGATION                                                  $5,178,734.00

         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX

                  OBLIGATED FOR COST                                                $2,210,381.00
                  OBLIGATED FOR BASE FEE                                               $33,793.00
                  OBLIGATED FOR FUTURE A/F:                                           $649,619.00
                  TOTAL OBLIGATION:                                                 $2,860,000.00

         ACR: AG
         975/60400.4500 554E51 999-3100 S18119 02200502 IX 0000 X3 I01A

                  OBLIGATED FOR COST                                                  $277,483.00
                  OBLIGATED FOR FUTURE A/F:                                            $38,481.00
                  TOTAL OBLIGATION:                                                   $315,964.00

         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,347,833.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $34,336,317.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $31,409,244.00 and shall not be paid a base fee (CPAF), in excess of $668,793.00 award fee in excess of $2,258,280.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Offcer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 30 MAY
1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.
                                 (End of clause)

3. As a result funding profile is revised to read as follows:

         CPAF PORTION                      FROM                       BY                   TO
         Estimated Cost               $31,131,761.00              $277,483.00            $31,409,244.00
         Base Fee                        $668,793.00                                        $668,793.00
         Earned Award Fee              $1,173,350.00                                      $1,173,350.00
         Future Award Fee              $1,046,449.00               $38,481.00             $1,084,930.00
         Total CPAF                   $34,020,353.00              $315,964.00            $34,336,317.00

         CPFF PORTION
         Estimated Cost                  $366,222.00                                        $366,222.00
         Fixed Fee                        $19,268.00                                         $19,268.00
         Total CPFF                      $355,490.00                                        $355,490.00

4. As a result of the above total contract value is revised as follows:

         CPAF Portion                    FROM                        BY                     TO
         Estimated Cost               $32,143,277.00              $277,483.00            $32,420,760.00
         Base Fee                        $668,793.00                                        $668,793.00
         Award Fee                     $2,219,799.00               $38,481.00             $2,258,280.00
         Total CPAF                   $35,031,896.00              $315,964.00            $35,347,833.00

         CPFF Portion
         Estimated Cost                  $336,000.00
         Fixed Fee                        $19,268.00
         Total CPFF                      $335,490.00

5. Except as provided herein, all other terms and conditions of the subject contract remain in full force.


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        2
2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00027                                   10 APR 1996                                                         APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071


8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)     (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                          9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                            10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            MDA904-93-C-C034

CODE                                         FACILITY CODE                                  10B.  DATED (SEE ITEM 13)
                                                                                            16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      N/A

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)   A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

         B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
    X    10 U.S.C. 2304 (c)(6)

         D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)


E.   IMPORTANT:  Contractor | |  is not, |X|  is required to sign this document and return 3 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS TO INCORPORATE THE REQUIREMENT FOR
     SECURE NETWORK SERVER (SNS) DEVELOPMENT PROGRAM STATEMENT OF WORK, REVISION
     G.1, DATED 23 JANUARY 1996.
2.   AS A RESULT OF THIS MODIFICATION TOTAL CONTRACT VALUE REMAINS UNCHANGED.
3.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
Kermit M. Beseke                                                           ANDREW D. SNYDER
President & CEO                                                            Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     /s/ Kermit M. Beseke                         1 Apr 96        BY /s/ Andrew D. Snyder                         10 APR 1996
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)


NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243


SECTION C - DESCRIPTION / SPECIFICATION / WORKSTATEMENT

              Paragraph C. l is revised to read as follows:

              C.1 - SECURE NETWORK SERVER (SNS) DEVELOPMENT PROGRAM STATEMENT OF WORK,
              REVISION G.1, DATED 23 JANUARY 1996

SECTION J - LIST OF ATTACHMENTS

              Paragraph J.3 is revised to read as follows:

              J.3 - SECURE NETWORK SERVER (SNS) DEVELOPMENT PROGRAM STATEMENT OF WORK,
              REVISION C.1, DATED 23 JANUARY 1996

4. As a result of the above funding profile is unchanged:

         CPAF PORTION
         Estimated Cost                          $31,409,244.00
         Base Fee                                   $668,793.00
         Earned Award Fee                         $1,173,350.00
         Future Award Fee                         $1,084,930.00
         Total CPAF                              $34,336,317.00

         CPFF PORTION
         Estimated Cost                             $366,222.00
         Fixed Fee                                   $19,268.00
         Total CPFF                                 $355,490.00

5. As a result of the above total contract value is unchanged:

         CPAF Portion
         Estimated Cost                          $32,420,760.00
         Base Fee                                   $668,793.00
         Award Fee                                $2,258,280.00
         Total CPAF                              $35,347,833.00

         CPFF Portion
         Estimated Cost                             $336,000.00
         Fixed Fee                                  $ 19,268.00
         Total CPFF                                 $335,490.00

5. Except as provided herein, all other terms and conditions of the subject contract remain in full force.




AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        4

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00028                                   11 Apr 96               N/A                                         APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE


Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071


8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)    (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612/628-2733)
2675 Long Lake Rd.                                                                         9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                           10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                           MDA904-93-C-C034

CODE                                         FACILITY CODE                                 10B.  DATED (SEE ITEM 13)
                                                                                           16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.



12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See page 2

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
             ORDER NO. IN ITEM 10A.

    X   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
             APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

        D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)


E.   IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return ___________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS TO REALIGN OBLIGATED FUNDS FROM FUTURE
     AWARD FEE DETERMINATIONS TO ESTIMATED COST. THIS WILL ALLOW THE CONTRACTOR
     TO CONTINUE PERFORMANCE THROUGH 30 APRIL 1996.
2.   ACCORDINGLY, THE FOLLOWING SECTIONS ARE HEREBY MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     _____________________________________                            BY /s/ Andrew D. Snyder                         11 APR 1996
    (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                             (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243

SECTION B - SUPPLIES OR SERVICES AND PRICE/COST

         B.4 - 352-216-9008 - NOTICE AWARD FEE FUNDING (JUL 1993) is revised to read as follows:

Funds in the amount of $542,465.00 have been obligated under this contract for future award fee determinations. In accordance with Section G.7 of this contract, the contractor is authorized to bill against or incur cost against $542,465.00 of the total award fee through October 1995. Obligation of the additional award fee funds identified above will be released to the contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the award fee plan currently in force under this contract. Upon receipt of the aforementioned modification, the contractor is authorized to bill for the earned award fee.

SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR CPAF COST                                                      $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                         $355,490.00
                  COST PLUS AWARD FEE PORTION                                       $5,372,370.00
                  TOTAL OBLIGATION                                                  $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S 18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                         $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                          $782,084.00
                  TOTAL OBLIGATED                                                  $10,598,961.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                                                                   FROM                 BY                    TO
         OBLIGATED FOR COST:                                  $9,055,993.00          $155,427.00         $9,211,420.00
         OBLIGATED FOR BASE FEE                                  $60,602.00                                 $60,602.00
         OBLIGATED FOR EARNED A/F                               $391,266.00                                $391,266.00
         OBLIGATED FOR FUTURE A/F                               $155,427.00         ($155,427.00)                $0.00
         TOTAL OBLIGATION                                     $9,663,288.00                              $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                                                                   FROM               BY                        TO
         OBLIGATED FOR COST:                                 $4,937,331.00          $241,403.00           $5,178,734.00
         OBLIGATED FOR FUTURE A/F                              $241,403.00         ($241,403.00)                  $0.00
         TOTAL OBLIGATION                                    $5,178,734.00                                $5,178,734.00

         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX

                                                                   FROM                   BY                TO
         OBLIGATED FOR COST                                  $2,210,381.00          $107,154.00         $2,317,535.00
         OBLIGATED FOR BASE FEE                                 $33,793.00                                 $33,793.00
         OBLIGATED FOR FUTURE A/F:                             $649,619.00         ($107,154.00)          $542,465.00
         TOTAL OBLIGATION:                                   $2,860,000.00                              $2,860,000.00

         ACR: AG
         975/60400.4500 554E51 999-3100 S18119 02200502 IX 0000 X3 I01A

                                                            FROM                       BY                 TO
         OBLIGATED FOR COST                             $277,483.00               $38,481.00        $315,964.00
         OBLIGATED FOR FUTURE A/F:                       $38,481.00               (38,481.00)             $0.00
         TOTAL OBLIGATION:                              $315,964.00                                 $315,964.00


G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,347.833.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $34,336.317.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $31,951,709.00 and shall not be paid a base fee (CPAF), in excess of $668,793.00 award fee in excess of $1,715,815.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 30 APRIL
1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.
                                 (End of clause)

3.       As a result funding profile is revised to read as follows:

         CPAF PORTION                         FROM                 BY                     TO
         Estimated Cost                $31,409,244.00        $542,465.00         $31,951,709.00
         Base Fee                         $668,793.00                               $668,793.00
         Earned Award Fee              $ 1,173,350.00                             $1,173,350.00
         Future Award Fee               $1,084,930.00       ($542,465.00)           $542,465.00
         Total CPAF                    $34,336,317.00                            $34,336,317.00

         CPFF PORTION
         Estimated Cost                   $366,222.00                               $366,222.00
         Fixed Fee                         $19,268.00                                $19,268.00
         Total CPFF                       $355,490.00                               $355,490.00

4.       As a result of the above total contract value is unchanged:

         CPAF Portion
         Estimated Cost                 $32,420,760.00
         Base Fee                          $668,793.00
         Award Fee                       $2,258,280.00
         Total CPAF                     $35,347,833.00

         CPFF Portion
         Estimated Cost                    $336,000.00
         Fixed Fee                          $19,268.00
         Total CPFF                        $335,490.00

5. Except as provided herein, all other terms and conditions of the subject contract remain in full force.




AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        4

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00029                                   24 APR 1996             V592-4001 A/25                              APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE


Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)    (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                         9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                           10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                           MDA904-93-C-C034

CODE                                         FACILITY CODE                                 10B.  DATED (SEE ITEM 13)
                                                                                           16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
|_| is extended, |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See page 2                                                                                 Obligate: $1,000,000.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)    A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

          B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    X     C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
              10 U.S.C. 2304(c)(6)

          D.  OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

E.   IMPORTANT:  Contractor  |_| is not,  |X| is required to sign this document and return  3  copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS TO INTERIM FUND AN ANTICIPATED COST
     GROWTH/G&A RATE ADJUSTMENT. THESE FUNDS ARE BEING PROVIDED TO ALLOW
     PERFORMANCE OF EXISTING TASK TO CONTINUE WHILE A COST GROWTH IS BEING
     NEGOTIATED. THIS SHALL ALLOW THE CONTRACTOR TO CONTINUE PERFORMANCE THROUGH
     30 MAY 1996.

2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
Kermit M. Beseke                                                           ANDREW D. SNYDER
President & CEO                                                            Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     /s/ Kermit M. Beseke                              24 Apr 96              BY /s/ Andrew D. Snyder                24 APR 1996
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                                (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                       PRESCRIBED by GSA
                                                                                                5AP/48 CER\53.243



SECTION G - CONTRACT ADMINISTRATION DATA:

         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S 18119 04539004 S0000 V5 XXX XXX
                  OBLIGATED FOR CPAF COST                                    $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S 18119 04539004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                $355,490.00
                  COST PLUS AWARD FEE PORTION                              $5,372,370.00
                  TOTAL OBLIGATION                                         $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                 $782,084.00
                  TOTAL OBLIGATION                                        $10,598,961.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX0000 V5 I06B

                  OBLIGATED FOR COST:                                      $9,211,420.00
                  OBLIGATED FOR BASE FEE                                      $60,602.00
                  OBLIGATED FOR EARNED A/F                                   $391,266.00
                  TOTAL OBLIGATION                                         $9,663,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                  OBLIGATED FOR COST:                                      $5,178,734.00
                  OBLIGATED FOR COST GROWTH                                $1,000,000.00
                  TOTAL OBLIGATION                                         $6,178,734.00

         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S 18119 P6532000 WH 0000 WH XXXX

                  OBLIGATED FOR COST                                       $2,317,535.00
                  OBLIGATED FOR BASE FEE                                      $33,793.00
                  OBLIGATED FOR FUTURE A/F:                                  $542,465.00
                  TOTAL OBLIGATION:                                        $2,860,000.00

         ACR: AG
         975/60400.4500 554E51 999-3100 S 18119 02200502 IX 0000 X3 I01A

                  OBLIGATED FOR COST                                         $315,964.00
                  TOTAL OBLIGATION:                                          $315,964.00

         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,347,833.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $35,336,317.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $32,951,709.00 of which $1,000,000.00 is interim funding of a to be negotiated cost growth. The contractor shall not be paid a base fee (CPAF) in excess of $668,793.00 award fee in excess of $1,715,815.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

     (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 30 MAY
1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

     (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.

                                (End of clause)

3.  As a result funding profile is revised to read as follows:

         CPAF PORTION                                  FROM                BY                        TO
         Estimated Cost                          $31,951,709.00                               $31,951,709.00
         ESTIMATED COST GROWTH                            $0.00        $1,000,000.00           $1,000,000.00
         Base Fee                                   $668,793.00                                  $668,793.00
         Earned Award Fee                        $ 1,173,350.00                               $ 1,173,350.00
         Future Award Fee                           $542,465.00                                  $542,465.00
         Total CPAF                              $34,336,317.00        $1,000,000.00          $35,336,317.00

         CPFF PORTION
         Estimated Cost                             $336,222.00
         Fixed Fee                                  $ 19,268.00
         Total CPFF                                 $355,490.00

4.  As a result of the above total contract value is revised as follows:

         CPAF Portion
         Estimated Cost                          $32,420,760.00
         Base Fee                                   $668,793.00
         Award Fee                                $2,258,280.00
         Total CPAF                              $35,347,833.00

         CPFF Portion
         Estimated Cost                             $336,000.00
         Fixed Fee                                   $19,268.00
         Total CPFF                                 $335,490.00

COST GROWTH PORTION
         ESTIMATED CoST GROWTH                    $7,182,673.00
         (NOT TO EXCEED)

5.   Except as provided herein, all other terms and conditions of the subject contract remain in full force



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        4

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.  REQUISITION/PURCHASE REQ. NO.           5.  PROJECT NO. (IF
     P00030                              6 June 1996             V592-4001 A/26                              APPLICABLE)

6.  ISSUED BY                    CODE    H98230                  7.  ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.  NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)             (x)   9A.  AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn:  Bill Erbes (612/628-2733)
2675 Long Lake Rd.                                                                           9B.  DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                             MDA904-93-C-C034

CODE                                         FACILITY CODE                                   10B. DATED (SEE ITEM 13)
                                                                                             16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See page 2                                                                                 Obligate:  $500,000.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
             ORDER NO. IN ITEM 10A.

        B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
             APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        10 U.S.C. 2304 (c)(6)

        D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

E.   IMPORTANT:  Contractor |_| is not, |X|  is required to sign this document and return 3 copies to the issuing office.



14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS TO INTERIM FUND AN ANTICIPATED COST
     GROWTH/G&A RATE ADJUSTMENT. THESE FUNDS ARE BEING PROVIDED TO ALLOW
     PERFORMANCE OF EXISTING TASK TO CONTINUE WHILE A COST GROWTH IS BEING
     NEGOTIATED. THIS SHALL ALLOW THE CONTRACTOR TO CONTINUE PERFORMANCE THROUGH
     15 JUNE 1996.

2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                       16A.  NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     Kermit M. Beseke                                                      ANDREW D. SNYDER
     President & CEO                                                       Contracting Officer

15B.  CONTRACTOR/OFFEROR                       15C.  DATE SIGNED      16B.  UNITED STATES OF AMERICA             16C.  DATE SIGNED

     /s/ Kermit M. Beseke                            6 June 96        BY /s/ Andrew D. Snyder                      6 June 1996
         (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                            (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                                                              STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                30-105                                   PRESCRIBED by GSA
                                                                                                  5AP/48 CER\53.243



SECTION G - CONTRACT ADMINISTRATION DATA:


         G. l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:


                  ACR: AA
                  972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
                  OBLIGATED FOR CPAF COST                                                   $347,000.00


                  ACR: AB
                  973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX
                  COST PLUS FIXED FEE PORTION                                               $355,490.00
                  COST PLUS AWARD FEE PORTION                                             $5,372,370.00
                  TOTAL OBLIGATION                                                        $5,727,860.00


                  ACR: AC
                  974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B
                  OBLIGATED COST & BASE FEE                                               $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                                $782,084.00
                  TOTAL OBLIGATION                                                       $10,598,961.00


                  ACR: AD
                  975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B
                  OBLIGATED FOR COST:                                                     $9,211,420.00
                  OBLIGATED FOR BASE FEE                                                     $60,602.00
                  OBLIGATED FOR EARNED A/F                                                  $391,266.00
                  OBLIGATED FOR COST GROWTH                                                 $500,000.00
                  TOTAL OBLIGATION                                                       $10,163,288.00


                  ACR: AE
                  976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 106B
                  OBLIGATED FOR COST:                                                     $5,178,734.00
                  OBLIGATED FOR COST GROWTH                                               $1,000,000.00
                  TOTAL OBLIGATION                                                        $6,178,734.00


                  ACR: AF
                  976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX
                  OBLIGATED FOR COST                                                      $2,317,535.00
                  OBLIGATED FOR BASE FEE                                                     $33,793.00
                  OBLIGATED FOR FUTURE A/F:                                                 $542,465.00
                  TOTAL OBLIGATION:                                                       $2,860,000.00


                  ACR: AG
                  975/60400.4500 554E51 999-3100 S18119 02200502 IX 0000 X3 101A
                  OBLIGATED FOR COST                                                        $315,964.00
                  TOTAL OBLIGATION:                                                         $315,964.00






G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)


     a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $35,347,833.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $35,836,317.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $33,451,709.00 of which $1,500,000.00 is interim funding of a to be negotiated cost growth. The contractor shall not be paid a base fee
(CPAF), in excess of $668,793.00 award fee in excess of $1,715,815.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.


     (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.


     (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 15 JUNE
1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.


     (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.


                                 (End of clause)


3.       As a result funding profile is revised to read as follows:


CPAF PORTION                                  FROM                    BY                  TO
Estimated Cost                            $31,951,709.00                              $31,951,709.00
ESTIMATED COST GROWTH                      $1,000,000.00           $500,000.00         $1,500,000.00
Base Fee                                     $668,793.00                                 $668,793.00
Earned Award Fee                           $1,173,350.00                               $1,173,350.00
Future Award Fee                             $542,465.00                                 $542,465.00
Total CPAF                                $35,336,317.00           $500,000.00        $35,836,317.00

         CPFF PORTION
         Estimated Cost                      $336,222.00
         Fixed Fee                           $ 19,268.00
         Total CPFF                          $355,490.00



4.       As a result of the above total contract value is unchanged:


         CPAF Portion
         Estimated Cost                   $32,420,760.00
         Base Fee                            $668,793.00
         Award Fee                         $2,258,280.00
         Total CPAF                       $35,347,833.00


         CPFF Portion
         Estimated Cost                      $336,000.00
         Fixed Fee                           $ 19,268.00
         Total CPFF                          $335,490.00


         COST GROWTH PORTION
         ESTIMATED COST GROWTH             $7,182,673.00
         (NOT TO EXCEED)


5.       Except as provided herein, all other terms and conditions of the subject contract remain in fill force


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        5

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00031                                   6 June 1996             N/A                                         APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)        (x)   9A.   AMENDMENT OF SOLICITATION NO.


Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                          9B.   DATED (SEE ITEM 11)
Roseville, MN  55113

                                                                                            10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            MDA904-93-C-C034

CODE                                         FACILITY CODE                                  10B.  DATED (SEE ITEM 13)
                                                                                            16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_|The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers   |_| is
extended,  |_| is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the
following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See page 3

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (SPECIFY AUTHORITY)THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
             ORDER NO. IN ITEM 10A.

        B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
             APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


    X   D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
        Award Fee Determination Plan

E.   IMPORTANT:  Contractor |X|  is not, |_|  is required to sign this document and return ___________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   The purpose of this modification is to provide award fee for the Fifth (5th) and Sixth (6th) evaluation periods,
                   period of performance:   5th - 1 July 1995 though 30 October 1995
                                            6th - 1 November 1995 though 30 March 1996
     In accordance with the Award Fee Determination Plan, the Contractor has earned a score of 50 for both the 5th and 6th periods which translate to
     50% of the available award fee. The amount of unearned award fee for these periods will be subtracted from the total contract value.
2.   Accordingly, the following sections have been modified.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     _____________________________________                            BY /s/ Andrew D. Snyder                       6 June 1996
    (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                             (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243


SECTION B - SUPPLIES OR SERVICES AND PRICE / COST

         B.3      ESTIMATED COST AND CONSIDERATION

         352.216-9007 - ESTIMATED COST AND (AF) CONSIDERATION (CPAF PORTION) is revised to read as follows:

         a) It is estimated that the total cost of work performed under this contract will be Thirty Two Million, Four Hundred and Twenty Thousand, Seven
Hundred and Sixty dollars and no cents ($32,420,760.00), exclusive of the contractors fees.

         b)  as consideration for its undertaking. the contractor shall receive the following:

          i)   Reimbursement of cost, as provided for under clause of this title.

          ii)  A Base Fee of Six Hundred and Sixty Eight Thousand, Seven Hundred and Ninety Three dollars and no cents ($668,793.00)

          iii) An Award fee in the amount of ONE MILLION, SEVEN HUNDRED AND FIFTEEN THOUSAND, EIGHT HUNDRED AND FIFTEEN DOLLARS AND
               NO CENTS ($1,715,815.00) from which the amount of award fee earned will be determined unilateral by the Fee
               Determination Official (FDO), based on periodic evaluation of the contractors performance in accordance with the most recent Award Fee Plan.

         B.4 - 352-216-9008 - NOTICE AWARD FEE FUNDING (JUL 1993) is hereby deleted

         B.5 - CONTRACT PAYMENT STRUCTURE is revised to read as follows:

         (a) As consideration for providing the scope of work described in Section B.l above, the contractor shall be reimbursed in accordance with the following contract payment structure:

                  CPAF Portion              FROM              BY                        TO
                  Estimated Cost                    $32,420,760.00                                      $32,420.760.00
                  Base Fee                             $668,793.00                                         $668,793.00
                  Award Fee                           2,258,280.00               ($542,465.00)           $1,715,815.00
                  Total CPAF                        $35,347,833.00               ($542,465.00)          $34,805,368.00

                  CPFF Portion
                  Estimated Cost                       $336,000.00
                  Fixed Fee                             $19,268.00
                  Total CPFF                           $335,490.00

         b) The award fee pool shall be distributed in accordance with the unilateral determination of the Fee Determination
Official (FDO) based on periodic evaluation of the contractor's performance in accordance with the award fee determination plan. The
Government may unilateral make changes to the plan and such changes shall be furnished to the contractor prior to their effective date.

         c) The amount of award fee available and earned for each evaluation period is set forth in the following schedule:

                  EVALUATION PERIOD                                     EARNED
                  -----------------                                     ------
                  1) January - April 1994                             $412,051.00
                  2) May - September 1994                             $370,033.00
                  3) October- January 1995                            $203,315.00
                  4) February - June 1995                             $187,951.00
                  5) July - October 1995                              $207,236.50
                  6) November - March 1996                            $335,228.50
                                                                      -----------
                      TOTAL                                         $1,715,815.00


SECTION G - CONTRACT ADMINISTRATION DATA:

         G.l - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 0439004 S0000 V5 XXX XXX
                  OBLIGATED FOR CPAF COST                                             $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04239004 S0000 V5 XXX XXX

                  COST PLUS FIXED FEE PORTION                                         $355,490.00
                  COST PLUS AWARD FEE PORTION                                       $5,372,370.00
                  TOTAL OBLIGATION                                                  $5,727,860.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST & BASE FEE                                         $9,816,877.00
                  OBLIGATED EARNED AWARD FEE                                          $782,084.00
                  TOTAL OBLIGATION                                                 $10,598,961.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST:                                               $9,211,420.00
                  OBLIGATED FOR BASE FEE                                               $60,602.00
                  OBLIGATED FOR EARNED A/F                                            $391,266.00
                  OBLIGATED FOR COST GROWTH                                           $500,000.00
                  TOTAL OBLIGATION                                                 $10,163,288.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                  OBLIGATED FOR COST:                                               $5,178,734.00
                  OBLIGATED FOR COST GROWTH                                         $1,000,000.00
                  TOTAL OBLIGATION                                                  $6,178,734.00

         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX

                  OBLIGATED FOR COST                                                $2,317,535.00
                  OBLIGATED FOR BASE FEE                                               $33,793.00
                  OBLIGATED FOR EARNED A/F                                            $542,465.00
                  TOTAL OBLIGATION:                                                 $2,860,000.00

         ACR: AG
         975/60400.4500 554E51 999-3100 S18119 02200502 IX 0000 X3 I01A

                  OBLIGATED FOR COST                                                  $315,964.00
                  TOTAL OBLIGATION:                                                   $315,964.00


         G.6 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPAF amount negotiated and agreed to is $34,805,368.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $35,836,317.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $33,451,709.00 of which $1,500,000.00 is interim funding of a to be negotiated cost growth. The contractor shall not be paid a base fee
(CPAF), in excess of $668,793.00 award fee in excess of $1,715,815,00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         (b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         (c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 15 JUNE
1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         (d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.
                                 (End of clause)


3.       As a result funding profile is revised to read as follows:

         CPAF PORTION                                   FROM                       BY                        TO
         Estimated Cost                            $31,951,709.00                                       $31,951,709.00
         Estimated Cost Growth                      $1,500,000.00                                        $1,500,000.00
         Base Fee                                     $668,793.00                                          $668,793.00
         EARNED AWARD FEE                           $1,173,350.00               $542,465.00              $1,715,815.00
         FUTURE AWARD FEE                             $542,465.00              ($542,465.00)                     $0.00
         Total CPAF                                $35,836,317.00                                       $35,836,317.00

         CPFF PORTION
         Estimated Cost                               $336,222.00
         Fixed Fee                                     $19,268.00
         Total CPFF                                   $355,490.00

4.       As a result of the above total contract value is decreased as follows:

         CPAF Portion                                     FROM                        BY                         TO
         Estimated Cost                            $32,420,760.00                                       $32,420,760.00
         Base Fee                                     $668,793.00                                          $668,793.00
         Award Fee                                   2,258,280.00              ($542,465.00)             $1,715,815.00
         Total CPAF                                $35,347,833.00              ($542,465.00)            $34,805,368.00

         CPFF Portion
         Estimated Cost                               $336,000.00
         Fixed Fee                                     $19,268.00
         Total CPFF                                   $335,490.00

COST GROWTH Portion
Estimated Cost Growth      $7,182,673.00
(NOT TO EXCEED)


5.       Except as provided herein, all other terms and conditions of the subject contract remain in full force

                                                                                                                             PAGE 1
                                                                                                          MDA904-93-C-C034 / P00032

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                          1     28

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00032                                   2 Jul. 1996             V592-4001 A/26                              APPLICABLE)


6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)        (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                           9B.  DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                             MDA904-93-C-C034

CODE                                         FACILITY CODE                                   10B. DATED (SEE ITEM 13)
                                                                                             16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Section G                                                                              OBLIGATE:  $7,087,831.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    (x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
              CONTRACT ORDER NO. IN ITEM 10A.

         B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         10 U.S.C. 2304 (c)(6)

    X    D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

         E.   IMPORTANT: Contractor |_| is not, |X| is required to sign this document and return 3 copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   The purpose of this modification is to:
     a)  Incorporate additional scope per Revision I.2 of the Statement of Work, dated 11 June 1996.
     b)  Provide funding for the negotiated cost growth with work associated with SOW Revision F&G.
     c)  Incorporate the change in contract type from a CPAF to a CPFF type.
     d)  Restate the contract in its entirety.
     f)  Obligate additional incremental funding.
2.   Accordingly the following sections have been modified.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     KERMIT M. BESEKE                                                      ANDREW D. SNYDER
     President and Chief Executive Officer                                 Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     /s/ Kermit M. Beseke                          28 Jun 96              BY /s/ Andrew D. Snyder                     2 JUL 1996
     (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                             (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED BY GSA
                                                                                               5AP/48 CER\53.243

SECTION B - SUPPLIES OR SERVICES

         B. l - SCOPE OF WORK

         The contractor shall:

          a. Furnish the necessary materials, facilities, equipment, supplies and services of skilled professional, technical and support personnel for the design, development, interface, test and delivery of work specified in the Statement of Work delineated in
Section C. of this contract.

          b. Prepare and deliver data in accordance with the Contract Data Requirements List (CDRL) delineated in Section C of this contract.

          c. Design, develop, test and deliver the Secure Network Server in accordance with the delivery schedule delineated in
Section C. of this contract.

          d. Conduct an operator training course in accordance with the requirements in the Statement of Work delineated in Section
C of this contract.

         B.2 - 352.232-9016 - REIMBURSEMENT FOR COSTS - LIMITATION OF FUNDS (OCT 1993)

         (a) Allowable costs constitute those costs incurred by the contractor in the performance of this contract which are acceptable by the Contracting
Officer or his duly authorized representative as chargeable hereto in accordance with the contract clause entitled "Allowable Cost and Payment" (FAR 52.216-7) as limited by the contract clause entitled "Limitation of Funds" (FAR 52.232-22), and FAR Part 31.

         (b) Travel shall be reimbursed at cost. Lodging shall be reimbursed at cost. Meals and incidental expenses shall be reimbursed at the applicable flat rate or the balance up to the applicable NTE established rate. The total of lodging, meals and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations" (FTR); the "Joint
Travel Regulations", Volume 2 (JTR); and the "Standardized Regulations
(Government Civilians, Foreign Areas), Section 925" as applicable. These costs shall be chargeable directly to this contract in accordance with the contractor's established method of distributing such costs.

         (c) Upon determination of the allowable, allocable, and reasonable costs, including actual overhead and general and administrative expense costs applicable to this contract, any payment that has already been made to the contractor shall be adjusted to reflect such actual costs.

                                 (End of clause)

         B.3 - 352.216-9001 ESTIMATED COST AND CONSIDERATION (OCT 1993)

         (a) It is estimated that the total cost of the work under this contract will be FORTY SEVEN MILLION, TWO HUNDRED AND TWENTY SEVEN THOUSAND, ONE HUNDRED
AND THIRTY EIGHT DOLLARS AND NO CENTS ($47,227,138.00), exclusive of the contractor's fee.

         (b) As consideration for its undertakings, the contractor shall receive the following:

                  (1) Reimbursement for costs, as provided under clause of this title.

                  (2) A fixed fee in the amount of TWO MILLION, NINE HUNDRED AND
THIRTY ONE THOUSAND, NINE HUNDRED AND EIGHTY SIX DOLLARS AND NO CENTS
($2,931,986.00), which fee, together with the reimbursement for costs provided under clause of this title, shall constitute complete compensation for the contractor's work under this contract. Payment of a fixed fee shall be made proportionate to the amount of costs incurred, subject to the withholding provision contained in the contract clause entitled "Fixed Fee" (FAR 52.216-8) not to exceed $82,106.00.

                  (3) In the event that the contractor exceeds the estimated cost stated above in paragraph (a), Secure Computing Corporation shall agree to a dollar for dollar reduction in fee for every dollar increase in the estimated cost up to $528,110.00. If the increase in estimated cost exceeds $528,110.00, the contractor shall not be obligated to continue performance until such time as the Contracting Officer notifies the contractor that contract cost have been increased and funding is available.

                                 (End of clause)

         B.4 - INDIRECT RATE CAP

         The contractor has agreed to "cap" it's indirect rates applied to the cost incurred in performance of this contract, The indirect rates applies shall not exceed the following. Should the indirect rates decrease below the agreed to cap, the lower rate will apply to this contract.

                  Engineering Overhead                        153.0%
                  Material Overhead                            11.7%
                  General & Administrative                     34.9%
                  FCCM - Engineering                            3.026%
                  FCCM - G&A                                     .113%

                                 (End of clause)

SECTION C - DESCRIPTION / SPECIFICATION / WORK STATEMENT

         The contractor shall perform the effort described in Section B in accordance with the following:

          C.l       Statement of Work (SOW) entitled "Secure Network Server (SNS) Guard, Development Program", Revision I.2, dated
                    11 June 1996.

          C.2     DD-Form 1423 - Contract Data Requirements List (CDRL), dated 11 June 1996.

          C.3     DD-Form 254 - Contract Security Classification Specification, Revision 1, dated 27 November 1995

          C.4       SNS Development Contract Delivery Schedule, dated 11 June 1996.

          C.5     Secure Network Server Security Specification, Revision D, dated 19 April 1996.

          C.6     Trusted Software Development Mythology - Volume I, SDI-S-SD-91-7, dated 17 June 92.

          C.7     Direct Marketing Clause, dated 29 April 1994

SECTION D - PACKAGING AND MARKING

         D.1 - 352.247-9021 MARKING OF DOCUMENTS (OCT 1993)

          (a) All Contractor-generated technical reports shall bear the statement "Not Releasable to the Defense Technical Information Center per DoD
Instruction 3200.12."

         (b) In addition to the above marking all unclassified technical reports, photographs, drawings, schematics, design circuits and description of equipment designed and/or produced under the contract shall be marked with the legend "DISTRIBUTION LIMITED TO U.S. GOVERNMENT AGENCIES ONLY, THIS DOCUMENT
CONTAINS NSA INFORMATION (Applicable Date). REQUEST FOR THIS DOCUMENT MUST BE
REFERRED TO THE DIRECTOR, NSA". Where DD Form 1473 is required to accompany a document, the legend shall be entered in Block 3 thereof.

         (c) The contractor shall be responsible for inserting the appropriate application date in the aforementioned legend. This date shall be the date upon which the document was completed.

                                 (End of clause)

         D.2 - 52.247-9022 PACKING AND SHIPPING (OCT 1993)

         (a)      Packing

         (1) Material shall be packed by personnel duly cleared for the level of classification in question, to conceal it properly and to avoid suspicion as to its contents, and to reach destination in satisfactory condition. Internal markings or internal packaging will clearly indicate the classification. NO
NOTATION TO INDICATE THE CLASSIFICATION SHALL APPEAR ON EXTERNAL MARKINGS.

         (2) Documents shall be enclosed in two scaled envelopes or covers.
Typewritten or printed matter in the contents shall be protected by a cover sheet or by folding inward to avoid direct contact with the inner envelope or cover. The inner cover shall be addressed, return addressed, sealed and marked with the security classification on front and back so that the marking will be easily seen when the outer cover is removed. Receipt for, if required, shall be enclosed identifying the addressor, addressee, and listing the contents by short title. The outer envelope or cover shall be of sufficient opaqueness and density as to prevent the classification marking of the inner cover from being visible and shall be addressed, return addressed, and carefully sealed with no markings or notations.

         (b)  Shipping

         (1) Classified material shall be shipped in accordance with the Industrial Security Manual for Safeguarding Classified Material and Security
Guidelines contained in DD Form 254.

         (2) Unclassified material shall be shipped in accordance with the contractor's best commercial practice to insure safe arrival at destination.

                                 (End of clause)

SECTION E - INSPECTION AND ACCEPTANCE

         E.1 REFERENCED CLAUSES - WHEN APPLICABLE. The following contract clause(s) (marked (X) when applicable) pertinent to this section is/are hereby incorporated by reference:

         CLAUSE NO.                                  TITLE FAR CLAUSES

         (X)      52.246-8 Inspection of Research and Development-- Cost-Reimbursement ( APR 1984)
         ( )      52.246-2 Inspection of Research and Development--Cost-Reimbursement (APR 1984) Alternate I (APR 1984)
         ( )      52.246-9 Inspection of Research and Development (Short Form) (APR 1984)

FULL TEXT CLAUSES - WHEN APPLICABLE. Pursuant to FAR 52.102-2, the following clause(s) (marked (X) when applicable) shall be incorporated in this solicitation and/or contract in full text. Therefore, a copy of the applicable clause(s) follow(s):

         CLAUSE NO.                                  TITLE FAR CLAUSES

         ( )     52.246-11 Higher-Level Contract Quality Requirement (Government Specification) (APR 1984)
         ( )     52.246-15 Certificate of Conformance (APR 1984)

         E.2 - INSPECTION AND ACCEPTANCE

         a) The contractor shall provide for the timely fabrication/build of secure Network Servers and any other necessary test accessories to accomplish all required testing prior to shipment. These systems and accessories shall be refurbished, as necessary, by the contractor and delivered as part of those items specified in Section B, upon completion of testing. The contractor shall fabricate, build and successfully test Secure Network Server equipment in quantities as specified in Section F.6 of this contract. The contractor must ensure that all required testing is successfully completed prior to shipment of any Secure Network Server equipment.

         b) Initial inspection of all Secure Network Server equipment, software and accessories will be conducted at the contractor's facility under the jurisdiction of the COR. All equipment and accessories must successfully pass all acceptance test and inspections in accordance with the Statement of Work or other specific criteria.

         c) Final system inspection and acceptance will be performed at each installation site under the jurisdiction of the designated COR following successful completion of testing. Final inspection and acceptance of any accessories will be performed at destination.

         d) Review and final acceptance of all CDRL items and documentary material required by this contract will be accomplished at destination by the CO or his duly authorized representative, unless otherwise specified by the CDRL

         e) Preliminary inspection may be conducted at any time, and from time to time, at the contractor's facility by the CO or his duly authorized representative.

SECTION F - DELIVERIES OR PERFORMANCE

         F. l - REFERENCED CLAUSES - WHEN APPLICABLE. The following contract clause(s) pertinent to this section is/are hereby incorporated by reference:

CLAUSE NO. TITLE

         (X)      52.242.15         Stop Work Order (AUG 1989) - Alternate I (APR 1984)
         (X)      52.247-34         F.O.B. Destination (NOV 1991)
         (X)      52.247-48         F.O.B. Destination--Evidence of Shipment (JUL 1995)
         (X)      52.247-54         Diversion of Shipment Under F.O.B. Destination Contracts (MAR 1989)

         F.2 - 352.215-9011 PLACE OF PERFORMANCE (OCT 1993) - Alternate I (OCT 1993)

         Unless the written approval of the Contracting Officer is obtained in advance, the work herein shall not be performed at any facility, other than the following locations, or at the site of the Sponsoring Agency:

                  Secure Computing Corporation                Secure Computing Corporation
                  2675 Long Lake Rd.                          839 Elkridge Landing Rd.
                  Roseville, MN 55113                         Linthicum, MD 21090

                                 (End of clause)

         F.3 - 352.247-9010 NOTICE: F.O.B. DESTINATION (OCT 1993) - ALTERNATE I (OCT 1993)

         All unclassified deliverable shall be shipped F.O.B. Destination.
Supplies shall be shipped F.O.B. destination with the delivery service required to the consignee's receiving dock. The contractor shall prepay transportation charges to destination and submit the original signed copy of the carrier's receipt attached to the invoice for payment. After inspection and acceptance by the Government, the contractor will be reimbursed for the actual transportation costs as a separate item.

                                 (End of clause)

         F.4 - 352.247-9030 SHIPPING INSTRUCTIONS - SAB 4 (OCT 1993) - ALTERNATE
I (OCT 1993)

         Supplies shall be shipped to the following:          Transportation Officer
                                                              9705 Samford Road, Suite 6734
                                                              Support Activities Building #4, Door #3, 4 or 5
                                                              Fort George G. Meade, MD 20755-6000
                                                              M/F: William Wesley, X31
                                                              REF: MDA904-93-C-C034

         Technical Data shall be shipped to:                  Director, National Security Agency
                                                              Chief, Central Security Service
                                                              Attn: (See Block 14 of DD 1423)
                                                              9800 Savage Road
                                                              Fort George G. Meade, MD 20755-6000
                                                              REF: MDA904-93-C034

          NOTE: Schedule shipments to arrive at destination from 7:00 AM to 12:00 Noon Monday through Friday, excluding Federal holidays. Shipments will not be accepted on Saturday or Sunday.

                                 (End of clause)

         F.5 - 352.212-9004 PERIOD OF PERFORMANCE (APR 1989) - ALTERNATE I (APR 1989)

          This contract shall extend from Date of Contract Award to 30 September 1997, (58 Months ADAD) unless performance is sooner terminated under the terms of the contract.

                                 (End of clause)

         F.6 - DELIVERIES

          The contractor shall meet the deliveries as set out in the attached "SNS Development Contract Delivery Schedule", dated 11
June 1996 (Section C.4).

SECTION G - CONTRACT ADMINISTRATION DATA

         G.1 - 352.229-9000 NOTICE OF TAXATION (SEP 1994)

         The Contractor shall provide the Contracting Officer with written notice of any proposed tax assessments, exemptions, exclusions or refunds which could increase or decrease costs or liabilities to the contractor and/or the Government. The notice shall be submitted in sufficient time to provide the Government a meaningful opportunity to assert its immunity, participate in negotiations or litigation with the taxing authority concerning the applicability of the tax, and/or adjust the parties' liability for costs according to the increase or decrease in tax.

                                 (End of clause)

         G.2 - 352.229-9001 CONTRACTOR LIABILITY FOR STATE AND LOCAL TAXES (SEP 1994)

         Generally, the contractor is liable for payment of state or local taxes on this contract to the same extent that it would be liable for such taxes on a contract with a non-governmental entity. Although it may be useful for the contractor to inform the taxing authorities that the Maryland Procurement Office
(MPO) is a federal government agency, this fact alone does not in and of itself create a tax exemption for the contractor. While some transactions undertaken by the contractor pursuant to this contract may be exempt from a state or local tax, it is the contractor's responsibility to identify such exemption under the applicable statute, and to resolve the applicability of such with state or local taxing authorities.

                                 (End of clause)

         G.3 - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  OBLIGATED FOR COST        $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                                                        FROM                  BY                    TO
             OBLIGATED FOR COST                       $5,708,592.00         $227,684.00          $5,936,276.00
             OBLIGATED FOR FIXED FEE:                    $19,268.00                                 $19,268.00
             TOTAL OBLIGATION:                        $5,727,860.00         $227,684.00          55,955,544.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                                                        FROM                  BY                    TO
             OBLIGATED COST                           $9,242,479.00         $445,220.00          $9,687,699.00
             OBLIGATED FOR FIXED FEE:                 $1,356,482.00                              $1,356,482.00
             TOTAL OBLIGATION                        $10,598,961.00         $445,220.00         $11,044,181.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                                                        FROM                  BY                    TO
             OBLIGATED FOR COST:                      $9,711,420.00       $2,413,927.00         $12,125,347.00
             OBLIGATED FOR FIXED FEE:                   $451,868.00                                $451,868.00
             TOTAL OBLIGATION                        $10,163,288.00       $2,413,927.00         $12,577,215.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S 18119 03200107 IX 0000 X3 106B

             OBLIGATED FOR COST:                      $6,178,734.00

         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX

                                                        FROM                  BY                    TO
             OBLIGATED FOR COST                       $2,283,742.00       $1,658,256.00          $3,941,998.00
             OBLIGATED FOR FIXED FEE                    $576,258.00                                $576,258.00
             TOTAL OBLIGATION:                        $2,860,000.00       $1,658,256.00          $4,518,256.00

         ACR: AG
         975/60400.4500 554E51 999-3100 S18119 02200502 IX 0000 X3 I01A

             OBLIGATED FOR COST                         $279,149.00

         ACR: AH
         976/70400.42;00 564ESI 999-3100 SI8119 02200403 IX 0000 X3 I10A

             OBLIGATED FOR COST                          $36,815.00

         ACR: AI
         976170400.4500 564E51 999-3100 SI8119 03200107 IX 0000 X3 I20B

             OBLIGATED THIS ACTION FOR COST:                              $1,814,634.00
             OBLIGATED THIS ACTION FOR FIXED FEE:                           $528,110.00
             TOTAL OBLIGATION THIS ACTION                      :          $2,342,744.00

         G.4 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)

         a) This contract is subject to incremental funding. The total CPFF amount negotiated and agreed to is $50,159,124.00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $43,279,638.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $40,347,652.00. The contractor shall not be paid a fixed fee in excess of $2,931,986.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.

         b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.

         c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 30
SEPTEMBER 1996. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.

         d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.

                                 (End of clause)

         G.5 - 352.242-9001 CONTRACTING OFFICER'S REPRESENTATIVE (OCT 1993)

         (a) The Contracting Officer may appoint one or more Government employees as Contracting Officer's Representatives (COR) for technical purposes applicable to this contract. "Technical" is restricted to scientific, engineering, or field-of-discipline manners directly applicable to the work performed by the Contractor under the requirements of this contract.

         (b) The appointment(s) will be in writing, signed by the Contracting
Officer, and will set forth the authority granted to and the limitations on the COR. Two copies of the letter of appointment will be provided to the Contractor who shall acknowledge receipt of the appointment by immediately signing and returning one copy of the letter. Such signing shall represent the Contractor's acknowledgment of the limited authority of the COR.

          (c) Appointments may be changed or revoked by the Contracting Officer.
The Contracting Officer will notify the Contractor, in writing, of any such changes or revocations.

                                 (End of clause)

         G.6 - 352.242-9003 NOTICE - CONTRACT ADMINISTRATION FUNCTIONS (OCT 1993)

         (a) The Procuring Contracting Officer (PCO) will retain all administration functions under this contract except for those assigned to the cognizant Defense Contract Management Command (DCMC) component, in accordance with Part 42 of the FAR, Part 242 of the DoD FAR Supplement and the PCO's letter dated 24 June 1996.

         (b)      The contractor's 5-position CAGE Code is OHDC7.

         (c) The following administration functions are hereby delegated to the cognizant DCMC component (see FAR/DFARS references below):

          (1) 42.302(a)(1). Review the contractor's compensation structure.

          (2)       42.302(a)(2). Review the contractor's insurance plans.

          (3)       42.302(a)(5). Negotiate forward pricing rate agreements (see
                    FAR 15.809).

          (4) 42.302(a)(9). Establish final indirect cost rates and billing rates for those contractors meeting the criteria for contracting officer determination in FAR Subpart 42.7.

          (5)       42.302(a)(11). In connection with Cost Accounting Standards
                    (see FAR Part 30) - (i) Determine the accuracy of the contractor's disclosure statements; (ii) Determine whether disclosure statements are in compliance with Cost Accounting
                    Standards and FAR Part 31; (iii) Determine the contractor's compliance with Cost Accounting Standards and disclosure statements, if applicable;

                           and

                    (iv)      Negotiate price adjustments and execute
                              supplemental agreements under the Cost Accounting
                              Standards clause at FAR 52.230-3,52.230-4, and 52.230-5. Note: the ACO will negotiate the amount of the adjustment, but the MPO CO will issue the modification to the contract.

          (6) 42.302(a)(16). Monitor the contractor's financial condition and advise the contracting officer when it jeopardizes contract performance

          (7) 42.302(a)(19). Ensure processing and execution of duty-free certificates.

          (8) 42.302(a)(25). Process and execute novation and change of name agreements under FAR Subpart 42.12.

          (9) 42.302(a)(26). Perform property administration and plant clearance (see FAR Part 45).

          (10) 42.302(a)(33). Advise and assist contractors regarding their priorities and allocations responsibilities and assist contracting offices in processing requests for special assistance and for priority ratings for privately owned capital equipment.

          (11) 42.302(a)(34). Monitor contractor industrial relations matters under the contract; apprise the contracting officer of actual or potential labor disputes; and coordinate the removal of urgently required material from the strikebound contractor's plant upon instruction from, and authorization of, the contracting officer.

          (12) 42.302(a)(36). Review the adequacy of the contractor's traffic operations.

          (13) 42.302(a)(37). Review and evaluate preservation, packaging, and packing.

          (14) 42.302(a)(42). Review and evaluate for technical adequacy the contractor's logistics support, maintenance, and modification programs.

          (15) 42.302(a)(48). Evaluate and monitor the contractor's procedures for complying with procedures regarding restrictive markings on data.

          (16) 42.302(a)(49). Monitor the contractor's value engineering program.

          (17) 42.302(a)(50). Review, approve or disapprove, and maintain surveillance of the contractor's purchasing system (see FAR
                    Part 44).

          (18) 42.302(a)(52). Review, evaluate, and approve plant or division-wide small and small disadvantaged business master subcontracting plans.

          (19) 42.302(a)(53). Obtain the contractor's currently approved company or division-wide plans for small business and small disadvantaged business subcontracting for its commercial products, or, if there is no currently approved plan, assist the contracting officer in evaluating the plans for those products.

          (20) 42.302(a)(54). Assist the contracting officer, upon request, in evaluating an offeror's proposed small business and small disadvantaged business subcontracting plans, including documentation of compliance with similar plans under prior contracts.

          (21) 42.302(a)(55). By periodic surveillance, ensure the contractor's compliance with small business and small disadvantaged business subcontracting plans and any labor surplus area contractual requirements; maintain documentation of the contractor's performance under and compliance with these plans and requirements; and provide advice and assistance to the firms involved as appropriate.

          (22)      42.302(a)(58). Ensure timely submission of required reports.

          (23) 42.302(a)(66). Determine that the contractor has a drug-free workplace program and drug-free awareness program (see FAR
                    Subpart 23.5).

          (24) 242.302(a)(4). Also review and evaluate: a) A Contractor estimating systems (see FAR 15.811); and b) Contractor material management and accounting systems under DFARS
                    Subpart 242.72.

          (25)      242.302(a)(8). Monitor the contractor's costs under DFARS
                    Subpart 242.70.

          (26) 242.302(a)(9). For additional contract administration functions related to IR&D/B&P projects performed by major contractors, see 242.771-3(a).

         (d) The following contract administration functions (marked (X) when applicable) are hereby delegated to the cognizant DCMC component (see FAR/DFARS references below):

         ( )      (1)      42.302(a)(3).  Conduct post-award orientation conferences.

         ( )      (2)      42.302(a)(4). Review and evaluate contractors' proposals under FAR Subpart 25.8 and, when negotiation will be accomplished by the contracting officer, furnish comments and recommendations to that officer.

         ( )      (3)      42.302(a)(6). Negotiate advance agreements applicable to treatment of costs under contracts currently assigned for administration (see FAR Subpart 31.109)

         ( )      (4)      42.302(a)(12). Review and approve or disapprove the contractor's requests for payments under the progress payments clause.

         (X)      (5)      42.302(a)(13). Make payments on assigned contracts when prescribed in agency acquisition regulations
                           (see FAR Subpart 42.205).

         ( )      (6)      42.302(a)(15). Ensure timely notification by the contractor of any anticipated overrun or underrun of the estimated cost under cost-reimbursement contracts.

         ( )      (7)      42.302(a)(17). Analyze quarterly limitation on payments statements and recover overpayments from the contractor. Note: use with 42.302(a)(12) above.

         ( )      (8)      42.302(a)(20). For classified contracts, administer those portions of the applicable industrial security program designated as ACO responsibilities (see FAR Subpart 4.4).

         ( )      (9)      42.302(a)(28). Perform necessary screening, redistribution, and disposal of contractor inventory.

         ( )      (10)     42.302(a)(29). Issue contract modifications requiring the contractor to provide packing, crating, and handling services on excess Government property. When the ACO determines it to be in the Government's interests, the services may be secured from a contractor other than the contractor in possession of the property.

         ( )      (11)     42.302(a)(31). Perform production support, surveillance, and status reporting, including timely reporting of potential and actual slippages in contract delivery schedules.

         ( )      (12)     42.302(a)(32).  Perform pre-award surveys (see FAR Subpart 9.1).

         (X)      (13)     42.302(a)(38). Ensure contractor compliance with contractual quality assurance requirements (see FAR Pan
                           46).

         ( )      (14)     42.302(a)(39). Ensure contractor compliance with contractual safety requirements. Note: see DFARS 223.370 for safety requirements on contracts for ammunition and explosives.

         ( )      (15)     42.302(a)(40). Perform engineering surveillance to assess compliance with contractual terms for schedule, cost, and technical performance in the areas of design, development, and production.

         ( )      (16)     42.302(a)(41). Evaluate for adequacy and perform surveillance of contractor efforts and management systems that relate to design, development, production, engineering changes, subcontractors, tests, management of engineering resources, reliability and maintainability, data control systems, configuration management, and independent research and development.

         ( )      (17)     42.302(a)(43).  Report to the contracting office any inadequacies noted in specifications.

         ( )      (18)     42.302(a)(44).  Perform engineering analyses of contractor cost proposals.

         ( )      (19)     42.302(a)(45). Review and analyze contractor proposed engineering and design studies and submit comments and recommendations to the contracting office, as required.

         ( )      (20)     42.302(a)(46). Review engineering change proposals for proper classification, and when required, for need, technical adequacy of design, productibility, and impact on quality, reliability, schedule, and cost; submit comments to the contracting office.

         ( )      (21)     42.302(a)(47). Assist in evaluating and make recommendations for acceptance or rejection of waivers and deviations.

         ( )      (22)     42.302(a)(51).  Consent to the placement of subcontracts.

         ( )      (23)     42.302(a)(57).  Assign and perform supporting contract administration

         ( )      (24)     42.302(a)(59). Issue administrative changes, correcting errors or omissions in typing, contractor address, facility or activity code, remittance address, computations which do not require additional contract funds, and other such changes (see FAR Subpart 43.101).

         ( )      (25)     42.302(a)(60). Cause release of shipments from contractor's plants according to the shipping instructions. When applicable, the order of assigned priority shall be followed; shipments within the same priority shall be determined by date of the instructions.

         ( )      (26)     42.302(a)(61). Obtain contractor proposals for any contract price adjustments resulting from amended shipping instructions. ACO's shall review all amended shipping instructions on a periodic, consolidated basis to assure that adjustments are timely made. Except when the ACO has settlement authority, the ACO shall forward the proposal to the contracting officer for contract modification. The ACO shall not delay shipments pending completion and formalization of negotiations of revised shipping instructions.

         (X)      (27)     42.302(a)(65).  Accomplish administrative closeout procedures (see FAR Subpart 4.804-5).

         ( )      (28)     242.302(a)(19). Also negotiate and issue contract modifications reducing contract prices in connection with the provisions of paragraph (b) of the clause at FAR 52.225-10, Duty-Free Entry, and paragraph (c)
                           of the clause at 252.225-7009, Duty-Free Entry--Qualifying Country End Products and Supplies.

         ( )      (29)     242.302(a)(33). Also perform industrial readiness and mobilization production planning field surveys and negotiate schedules

         ( )      (30)     242.302(a)(41).  In contracts with cost schedule control systems requirements
                           (see DFARS Subpart 234.005-70:

                           (A) Perform postaward surveillance of contractor progress in demonstrating that its cost schedule control systems meet the cost schedule control systems criteria;
                           (B)      Provide assistance in the review and
                                    acceptance of the contractor's cost
                                    schedule and control systems; and
                           (C) After acceptance of the systems, perform surveillance to monitor their continuing acceptable operation.

                                 (END OF CLAUSE)

         G.7 - 352.216-9004 INVOICING AND PAYMENT (OCT 1993)

                  Invoices shall be submitted to:

                                    CONTRACTS - ACCOUNTS PAYABLE
                                    Finance and Accounting Office
                                    P.O. Box 400 (MDA904-93-C-C034)
                                    Fort George G. Meade, MD 20755-6000

                  Through: Maryland Procurement Office
                                    Ann: X31 Bill Wesley
                                    REF: (MDA904-93-C-C034)
                                    9800 Savage Road, FANX III
                                    Fort George G. Meade, MD 20755-6000

                  Copy to:          Maryland Procurement Office
                                    Attn:  N141 Edward Schwartz
                                    REF:  (MDA904-93-C-C034)
                                    9800 Savage Road, FANX III
                                    Fort George G. Meade, MD 20755-6000

                                 (End of clause)

SECTION H - SPECIAL CONTRACT REQUIREMENTS

         H.1 - 352.204-9011 DISCLOSURE OF INFORMATION - CONTRACT (SEP 1994)

         (a) The provisions set forth in DFARS 252.204-7000 and paragraph (b) below shall not be construed to preclude the contractor using information, techniques, processes, methods, developments, components, devices, equipments, systems, past performance assessments, and proprietary data employed in the conduct of the work under this contract. The information may only be used in proposal preparation, inclusion in proposals, and contract performance on other contracts. In so using the information as authorized by this paragraph, the contractor (i) shall not disclose any information concerning the sponsorship of this contract, or (ii) the nature of the Government's interest in and application of the subject matter of this contract.

         (b) For disclosures which require specific prior approval by the Contracting Officer, once authorization to use any specific information has been approved by the Contracting Officer, the contractor is authorized to reuse such specific information without obtaining additional authorizations from the Contracting Officer. The contractor shall maintain a log of the additional uses and submit a copy of the log to the Contracting Officer when each additional disclosure is made.

                                 (End of clause)

         11.2 352.204-9030 NOTICE:  CONTRACT ADMINISTRATION AND CLOSEOUT GUIDANCE (JAN 1993)

         The following guidance is provided for your use in administering and closing out the contract. When the contract is complete, the contractor shall initiate final accounting and disposition. This shall be done in accordance with the following instructions. If a portion of the instructions are not applicable to this contract, then disregard that portion.

         (a)      Government Furnished Property/Documents

         (1) The cognizant property administration office (Defense Contract
Management Command (DCMC) and/or L14) is designated to administer the maintenance by the contractor of official Government Property Records for all Government property/documents. See Section G - Contract Administration Data for the cognizant office for this contract.

         (2) The contractor shall sign (1) copy of the shipping or inspection document acknowledging receipt of property/documents and forward same to the designated property administrator.

         (3) At the end of the contract, the contractor shall submit the Government Furnished Property/Documents Inventory Schedule, requesting disposition, to the cognizant office. The cognizant property administration office shall then obtain the disposition instructions from the contracting
Officer's Representative (COR), and they will forward them to the contractor.
The contractor shall provide the cognizant office with a declaration that all Government furnished property/documents have been accounted for or expended
(disposition is complete) in the performance of the contract. The cognizant property administration office will provide the Maryland Procurement Office
(MPO) and the COR with the appropriate releases.

         (b) Contractor Acquired Property. At the end of the contract, the contractor shall submit the Contractor Acquired Property list, requesting disposition, to the cognizant property administration office. This office will then obtain the disposition instructions from the COR, and then will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that Contractor Acquired Property has been dispositional as requested. The cognizant property administration office will provide the MPO and the COR with the appropriate releases.

         (c) Plant Clearance. The cognizant property administration office is automatically delegated plant clearance procedures.

         (d) Classified Material/Documents (DD254 on the contract). The disposition/retention action of classified holding should be initiated pursuant to paragraphs 5.1 and 5.m of the Industrial Security Manual. The inventory, shall be submitted to the Director, NSA/CSS, ATTN: _____ (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade, Maryland
20755-6000. After compliance with the COR's disposition instructions, the contractor shall submit evidence of compliance, certified by the CSSO, to the MPO (ATTN: N1__ (Contracting Officer's name), Maryland Procurement Office, 9800
Savage Road, Fort George G. Meade, MD 20755-6000), with a courtesy copy to M52 and the COR.

         (e) Report of Inventions and Subcontracts (Form DD882). Pursuant to the
Patent Rights Clause of this contract, the contractor shall submit the DD Form
882 to the Director, NSA/CSS, ATTN:________________ (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-600, with a courtesy copy to the MPO (ATTN: Nl__ (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD
20755-6000).

         (f) Final Payment

                  (1) For contracts requiring final DCAA audit, the contractor shall submit the final voucher with release and assignment documentation to the cognizant Defense Contract Audit Agency (DCAA) office for processing in accordance with FAR 4.804 (within 180 days).

                  (2) For all contracts not requiring final DCAA audit, the contractor shall submit the final invoice, DD250, to the COR for processing.

         (g) Contract Data Requirements List (CDRL) - DD Form 1423. If not previously provided to the COR, the contractor shall provide the COR with status of the documentation for final resolution. This shall be submitted to the Director, NSA/CSS, ATTN: __________________________ (the applicable COR with the office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000, with a courtesy copy to the MPO (ATTN: Nl___ (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G.
Meade, MD 20755-6000)

         (h) Quick Closeout.

                  (1) The contractor shall review the contract for applicability of the Quick Close Out Procedures, in accordance with the FAR 42.708, and determine if this method applies. If applicable, the contractor may request, in writing, Quick Close Out authorization from the CO.

                  (2) The MPO will authorize Quick Closeout Procedures, if applicable. The Contractor shall then submit a copy of the letter, the final voucher, etc., directly to the cognizant DCAA office (see Section G).
                                 (End of notice)

         H.3 352.215-9000 NOTICE:  INCORPORATION OF SECTION K BY REFERENCE (OCT 1993)

         In accordance with FAR 15.406-1(b), Part IV of the Uniform Contract
Format shall not be physically included in the contract, but Section K, Representations, Certifications, and Other Statements of Offerors (as completed by the Contractor) shall be deemed incorporated by reference in the contract.
                                 (End of clause)

         H.4 352.244-9001 NOTICE:  SUBCONTRACTING WITH CANADIAN CONTRACTORS (OCT 1993)

         Provided the sponsoring Government Activity is not disclosed, the offeror is not prohibited from subcontracting with Canadian Contractors, unless the work to be performed under any resulting contract is classified in nature.

         Federal Acquisition Regulation (FAR), Part 44, Subcontracting Policies and Procedures, particularly Subpart 44.2 - Consent to Subcontract, applies.

         In addition to those clauses which the prime contractor is normally required to insert in subcontracts, the following must be included, as required.

FAR 52.225-11               Restrictions on Certain Foreign Purchases (APR 91)
DFARS 252.225-7026          Reporting of Overseas Subcontracts (DEC 1991)
                                 (End of Notice)

         H.5 - 352.204-9020 CONTRACTOR PERSONNEL CLEARANCES - CONTRACT (OCT 1993)

                  (a) It shall be the responsibility of the contractor to optimize the use of currently cleared personnel in completing the requirements of this contract. In the event that the contractor requires additional personnel clearances, any delays incurred in the contract progress and/or schedule as a result of the time required to clear such personnel shall be the contractor's responsibility. Under no circumstances shall the Government recognize a claim for an equitable adjustment in the contract price and/or schedule as a result of any delay due to the failure to have properly cleared personnel.

                  (b) It is understood that the contractor will provide personnel as suitable replacements on a best efforts basis.

                                 (End of clause)

         H.6 - 352.243-9000 NOTICE:  UNAUTHORIZED CHANGE ORDERS (APR 1989)

         The Contracting Officer (CO) may appoint a Contracting Officer's
Representative, Inspector, or other technical representative. No order, statement or conduct of any such person shall constitute a change under the "Changes" clause of this contract or entitle the Contractor to an equitable adjustment of the contract price or delivery schedule under that or any other clause. No appointee of the CO is acting within the limits of his/her authority when he/she attempts to change the contract. The contract shall not be changed except by issuance of a written change order signed by the CO. No representative of the CO shall be authorized to issue a written change order under the "Changes" clause of this contract.
                                 (End of clause)

         H.7 - 52.212-9010 NOTICE:  SPECIAL PROVISION FOR LATE DELIVERY (OCT 1993)

         If the Contractor fails to make delivery of the items called for herein on or before the contractual delivery date without proof of an excusable delay as defined in the Default provision of this contract, and the Government does not elect to terminate performance in accordance with the termination provisions of this contract, then the parties shall promptly and in good faith negotiate an extended delivery schedule in exchange for adequate consideration from the Contractor. Should the parties fail to reach agreement on such a modification, the Contracting Officer may unilaterally determine what constitutes a reasonable delivery schedule and the consideration therefore. Failure to agree to such schedule and consideration shall be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "Disputes". The rights and remedies set forth in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract. The primary purpose of this clause is to clarify existing terms of the contract.
                                 (End of clause)

         H.8 - 52.290-9003 TESTING OF ELECTRONIC EQUIPMENT (OCT 1993)

         Research, development, test and evaluation by the contractor of electronic equipment or systems which have the capability to acquire the contents of communications may be governed by the United States electronic surveillance laws, including the Foreign Intelligence Surveillance Act of 1978
(FISA), 50 U.S.C. 1801-1810, and Title III of the Omnibus Crime Control and Safe
Streets Act of 1968, 18 U.S.C. 2510-2520. Prior to any testing of electronic equipment conducted pursuant to this contract which may acquire nonpublic communications, the contractor shall certify to the Government that all such testing is to be conducted in accordance with United States law, including specifically the provisions of 50 U.S.C. 1805(f)(1).

                                 (End of clause)

         H.9 - 352.227-9001 SOFTWARE CERTIFICATION (OCT 1993)

         The Contractor certifies that, to the best of its knowledge and belief, software provided under this contract does not contain any malicious code, program, or other internal component (e.g., computer virus) which could damage, destroy, or alter software, firmware, or hardware or which could reveal any data or other information accessed through or processed by the software. Further, the Contractor shall immediately inform the Contracting Officer upon reasonable suspicion that any software provided hereunder may cause the harm described above.

                                 (End of clause)

         H.10 - 352.227-9003 COMPUTER SOFTWARE LICENSE AGREEMENT (OCT 1993)

         A software license agreement provided by the contractor has been incorporated into this Contract/Purchase Order by attachment. The license agreement is incorporated subject to the following conditions and limitations

         (a) The government shall not provide reports to the contractor regarding use or location of the software.

         (b) Only provisions directly pertaining to rights in software (i.e., rights to use, duplicate, release or disclose) shall be incorporated. Provisions not directly pertaining to rights in software including, but not limited to, pricing, delivery, assignments, rights in data, warranty, remedies, indemnification, hold harmless, attorney fees, and limitation of liability, will be unenforceable.

         (c) In the event of a conflict between the terms of the agreement and mandatory provisions of Federal law or regulation, the latter shall prevail.

                                 (End of clause)

         H.11 - 52.245-9001 GOVERNMENT FURNISHED PROPERTY (APR 1989)

         (a) The Government shall deliver to the Contractor, F.O.B. carrier's equipment, wharf, or freight station Roseville, MN, where the work will be performed, the following property to be used for this requirement:

                                                                                          To be delivered to
Description                                                  Qty               Value          Contractor

- Cryptologic Module                                          2                $3,000        4 months ADAD
- Data developed under LOCK contract                          lot              $1,000        upon award
    MDA904-87-C-6011
- CNAEWARE Encryption Device                                  4                $6,000        3 months ADAD
- NES Encryption Device                                       3               $75,000        18 months ADAD
- Security Applique                                           4               $39,000        6 months ADAD
- MMDF Software                                               set                 n/a        upon award
- Security Applique Software                                  set                 n/a        23 months ADAD
- Secureware CMW, 80386, base Ver 2.2                         1               $15,000        12 months ADAD
- Security Applique - interface specification                 1               $    50        14 months ADAD
- C1 Library code for production FORTEZZA                     1                   n/a        1 July 1996
    Cards
- Armormail Add-on for Microsoft Mail, PCMax,                 1                   n/a        1 August 1996
    E-Mail
- FFC CAW Software                                            1                   n/a        1 October 1996
- ESL X.400 Mail User Agent for Microsoft                     2                   n/a        1 August 1996
- MS Exchange Client for PC (X.400 DMS MUA)                   3                $2,000        1 August 1996
- MS Exchange Server for PC (X.400 DMS MTA)                   3                $2,000        1 August 1996
- CAW Fortezza Card for FFC (Test)                            1                  $200        1 October 1996
    SBU Universal
- CAW FORTEZZA Card for FFC (Test)                            1                  $200        1 October 1996
    Secret Universal
- Production FORTEZZA Cards                                   30                 $200        1 July 1996


         (b) The contractor shall inspect the property within thirty (30) days of its receipt. Damaged or defective property will be promptly reported to the Contracting Officer after having a confirming inspection thereof made by the Government Representative. The Contractor will also request a confirming inspection by the carrier's representative where he considers the damage to be attributable in some degree to the carrier.

         (c) A representative of the Contracting Officer may be present to inspect the condition of the property prior to packaging thereof for return to the Government. The contractor will notify the designated property administrator prior to the packaging of the property for return so that personnel may be assigned for these examinations.

         (d) In fulfillment of the requirements of the contract clause entitled
"Government Property", reporting of Government Property inventory shall be submitted in accordance with FAR 45.508.

         (e) All inquiries with regard to the above property should be directed to the designated property administrator.

                                 (End of clause)

         H.12 - 352.245-9003 DESIGNATION OF PROPERTY ADMINISTRATOR- RECORDS OF GOVERNMENT PROPERTY (OCT 1993)

         (a) The cognizant Defense Contract Management Command (DCMC) component is designated to administer the maintenance by the contractor of official
Government Property Records for all Government property.

         (b) The contractor will sign one (1) copy of the shipping or inspection document acknowledging receipt of proper and forward same to the designated property administrator.

                                 (End of clause)

         H.13 - TECHNICAL ASSISTANCE CONTRACTOR

         The Government shall use a technical assistant contractor for the Secure Network Server Development Program. The technical assistant contractor personnel shall have access to the contractor's proprietary data, act as advisors during the production of the SNS, participate throughout this effort, and shall be provided full access to project data by the SNS Contractor.
Pursuant to FAR 9.505-4(a) a contractor that gains access to proprietary information of other companies in performing advisory services for the Government must agree with the other companies to (1) protect their information from unauthorized use or disclosure for as long as it remains proprietary and
(2) refrain from using the information for any purpose other than that for which it was furnished. It is the responsibility of the SNS contractor to have a signed Confidentiality Agreements with technical assistant contractor and a copy be sent to the Contracting Officer for his concurrence.

                                 (End of Clause)

         H.14 - SUBCONTRACTS

         The Contractor shall not enter into any subcontract in excess of $25,000.00 that requires a Statement of Work without obtaining, in advance, the written approval of the Contracting Officer and subject to the conditions that the contracting of officer may prescribe.

         H.15 - 352.204-9027 CONTROL OF COMMUNICATIONS SECURITY (COMSEC) MATERIAL (OCT 1993)

         The accountable COMSEC material produced under the contract, or provided as Government Furnished Property, will be distributed through COMSEC distribution channels. The contractor shall establish a COMSEC account, nominate a custodian and alternate custodian, and control the material in accordance with procedures specified in the "COMSEC Supplement to the Industrial Security Manual for Safeguarding Information" dated April 1975. Existing COMSEC accounts established as a result of previous or other contracts may be used.

                                 (End of clause)

         H.16 - 352.204-9026 ACCESS TO COMSEC INFORMATION (OCT 1993)

         To have access to classified U.S. Government COMSEC information throughout the term of any resultant contract, the contractor shall, in the event it becomes foreign owned, controlled, or influenced (FOCI), negate its FOCI in accordance with Maryland Procurement Office (MPO) policy. Majority foreign ownership or single largest shareholder foreign ownership shall be required to be negated through a voting trust or proxy agreement acceptable to the MPO. Since certain aspects of the MPO FOCI policy are more restrictive than the Defense Investigative Service (DIS) policy, compliance with the latter will not necessarily suffice for purposes of determining access to COMSEC information under this contract.

                                 (End of Clause)

         H.17 - PROPRIETARY INFORMATION

         Proprietary parts, process, or data shall not be used in the Secret
Network Server Development program, unless the contractor can demonstrate that these parts, processes or data will be available for future production contracts from other sources, as well as from the contractor to whom the item is considered proprietary.

         H.18 - CONFLICT

         Should any conflict arise or exist between the Government's requirements, as defined by this contract, the attached specifications and drawings, and the contractor's proposal, the Government's documentation and its interpretation thereof shall take precedence and thus serve as the basis for resolution. The contractor, upon determination that conflicting requirements exist, shall immediately identify them to the Contracting Officer.

         H.l9 - UNIX Operating System V Version 4.2

         The Government will award a Purchase Order for UNIX Operating System
Version 4.2. The Government will notify the contractor of the Purchase
Order/Contract Number verbally within 10 working days of award with written verification to follow a minimum of 15 days prior to delivery.

         H.20 - FINANCIAL INFORMATION

         a) SCC shall continue to submit to the Government and the Cognizant
DCAA Auditor information concerning the improvement of their financial position to include the following:

                  1) Detailed and documented Proforma adjusted statement of operations and balance sheet including milestones dates, details and expected results of stock offering.

                  2)       Budget (forecast) of statements of operations and

                  3) Additional information/documentation that will provide visibility into the financial capability of SCC.

         b) SCC shall also submit subsequent SEMI-ANNUALLY status reports to include the following:

                  1)       Semi-Annually Statement of Operations and Balance
                           Sheet.

                  2) Narrative Analysis of SCC is doing in comparison to initial plan or the most current plan, whichever is applicable.

                  3) Analysis of budget verse actual with an explanation of any variances and subsequent corrective action applicable to those actions and

                  4)       Any information necessary to perform ratio analysis.

         c) The semi-annually status reports shall be submitted until the contracting Officer notifies the contractor in writing that they are no longer necessary. In no other event shall the semi-annually status reports be submitted past completion date of this contract.

         H.21 - DATA RIGHTS

         The following software (object code only) shall be delivered with restrictive rights as set forth in DFARS 252.227-7013 (a)(17):

                           Spider TCP/IP for SEB
                           POSIX test suite (IBM PCTS)
                           Benchmark CINT 92; CPF 92; SPEC REL 1, and SPEC SDM I
                           Common LISP
                           IBMOS2
                           Daniel M. Lawerence and Micro Emacs
                           LOCKin-consisting of modified UNIX system V Ver 1.0,
                           3.0, and 4.0 Rockwell CMC-130 Board Firmware Power PC
                           Firmware mpack I.4

         The following software shall be delivered in the form of PROM or EPROM
(embedded software or downloaded firmware) with restrictive rights as set forth in DFARS 252.227-7013 (a)(17)

                           PSOS
                           x.25 on SEB Board
                           all embedded software on peripheral card used in the SNS platform MS DOS diskette rountines Motorola 332
                           (and 147) firmware SBE VLAN board firmware

         The following are 3rd party software available without a cost but subject to copyrights and other restrictions for software programs and source code which shall be delivered pursuant to their respective license agreement which has been incorporated into the contract under Section H.10

                           SNMP
                           GNU C - complier gcc and supporting libraries, Ver
                           2., June 1991 sscanf.c software Berkley INIX software regexp software
                           Pesudo-random number algorithm (ACM)

         The following software will be delivered as "Commercial Computer
Software" as defined in subparagraph (c)(l)(ii) of DFARS 252.227-7013

                           Netware 4.X software license
                           Microsoft Mail Ver 3.2 for PC Networks for server software and ten workstations Microsoft Mail for PC
                           Networks gateway for SMPT Ver 1.0 unlimited AT&T
                           Gateway Access Compents Microsoft Mail for PC
                           Networks gateway for SMPT Ver 1.0 unlimited AT&T
                           Gateway Access cc: Mail, Inc.
                           Microsoft Mouse Ver 9.0
                           Lantronix software F3-01-3.1
                           Adaptec ASW-1400 ASPI Manager Software and Adapter
                           EZ-SCSI 3 COM etherdisk Ver 3.4 Windows DOS pSOS, pHILE, pPRIM, pPROB Retix X.400 BSD UNIX X.400 ISODE
                           C Library Attzache and Attache + TCP/IP Vermont Views
                           Menu System

         H.22 - Contractor Participation in Contractor Performance Evaluation Assessments

         This contract will be subject to periodic Contractor Performance
Evaluation Assessments. In accordance with FAR 42.1502, the Maryland Procurement
Office maintains a database on Contractor past performance applicable to all contracts over $1,000,000. Information on the performance of this contract will be maintained in the database and updated on a yearly basis (if contract period of performance exceeds one year) and at the completion of the contract. The
Contractor's participation in this process, in terms of review of the Contractor
Performance Evaluation Assessment form, shall not cause an increase in the estimated cost/price of this contract.

         H.23 - 352.217-9002 OPTION TO EXTEND THE TERM OF THE CONTRACT (OCT 1993)ALTERNATE I (OCT 1993)

         The Government may unilaterally extend the term of this contract by written notice to the Contractor by exercise dates below, for each respective option in accordance with the Statement of Work delineated in Section C of this contract, at the prices stated below. If the Government elects to exercise the option the Contracting Officer will execute a unilateral modification to the contract, provided that the Contracting Officer will have given preliminary notice, in writing, to the Contractor, of the Government's intent to renew by 1
October 1996. Such preliminary notice will not be deemed to commit the Government to renewals. If the Government exercises this right to renew, the contract, as renewed shall be deemed to include this option clause. The total duration of this contract, including the exercise of any option to renew under this clause, shall not exceed 30 September 1997.

          OPTION            KEY FUNCTION                                               EXERSIE DATE
          ------            ------------                                               ------------
          1                 SMTP FFC                                                   30 October 1996
          2                 X.500 Proxy, SMTP FFC                                      30 October 1996
          3                 X.500 DSA & Additional Filtering, SMTP FFC                 30 October 1996
          4                 MSP  4.0  and  Version  3  CertifivatesX.500,  DSA &       30 October 1996
                            Additional Filtering, SMTP FFC


                                 OPTION 1              OPTION 2                OPTION 3               OPTION 4
                                 --------              --------                --------               --------
       Estimated Cost          $485,186.00        $2,264,012.00           $3,260,862.00          $3,889,757.00
       Fixed Fee                $33,637.00          $157,090.00             $226,322.00            $269,922.00
       Total CPFF              $518,823.00        $2,421,102.00           $3,487,184.00          $4,159,679.00

         PART 11 - CONTRACT CLAUSES FOR COST REIMBURSEMENT R & D

         SECTION I - CONTRACT CLAUSES

I.1      REFERENCED CLAUSES. The following contract clause(s) pertinent to this section is/are hereby incorporated by reference:

CLAUSE NO.                                  TITLE FAR CLAUSES

   52.202-1           Definitions (OCT 1995)
   52.203-3           Gratuities (APR 1984)
   52.203-5           Covenant Against Contingent Fees (APR 1984)
   52.203-7           Anti-Kickback Procedures (JUL 1995)
   52.203- 10         Price or Fee Adjustment for Illegal or Improper Activity (SEP 1990)
   52.204-4           Printing/Copying Double-Sided on Recycled Paper (MAY 1995)
   52.209-6           Protecting the Government's  Interest When  Subcontracting  with  Contractors  Debarred,  Suspended,  or
                      Proposed for Debarment (AUG 1995)
   52.211-5           New Material (MAY 1995)
   52.211-15          Defense Priority and Allocation Requirements (SEP 1990)
   52.215-33          Order of Precedence (JUN 1995)
   52.216-7           Allowable Cost and Payment (JUL 1995)
   52.219-8           Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (OCT 1995)
   52.225-11          Restrictions on Certain Foreign Purchases (MAY 1992)
   52.228-6           Insurance - Immunity From Tort Liability (APR 1984)
   52.228-7           Insurance - Liability to Third Persons (APR 1984)
   52.232-17          Interest (JAN 1991)
   52.232-23          Assignment of Claims (JAN 1986)
   52.233-3           Protest After Award (OCT 1995) - Alternate I (JUN 1985)
   52.242-1           Notice of Intent to Disallow Costs (APR 1984)
   52.242-13          Bankruptcy (JUL 1995)
   52.243-2           Changes - Cost-Reimbursement (AUG 1987) - Alternate V (APR 1984)
   52.244-2           Subcontracts Under Cost-Reimbursement and Letter Contracts (FEB 1995) - Alternate I (JUL 1995)
   52.253-1           Computer Generated Forms (JAN 1991)

                                  DFARS CLAUSES

   252.203-7001       Special Prohibition on Employment (NOV 1995)
   252.204-7003       Control of Government Personnel Work Product (APR 1992)
   252.209-7000       Acquisition From  Subcontractors  Subject to On-Site  Inspection  Under the  Intermediate  Range Nuclear
                      Forces (INF) Treaty (NOV 1995)
   252.225-7012       Preference for Certain Domestic Commodities (NOV 1995)
   252.225-7016       Restriction on Acquisition of Antifriction Bearings (NOV 1995)
   252.223-7004       Drug-Free Work Force (SEP 1988)
   252.225-7031       Secondary Arab Boycott of Israel (JUN 1992)
   252.231-7000       Supplemental Cost Principles (DEC 1991)
   252.232-7006       Reduction or Suspension of Contract Payments Upon Finding of Fraud (AUG 1992)
   252.235-7010       Acknowledgment of Support and Disclaimer (MAY 1995)
   252.235-7011       Final Scientific or Technical Report (MAY 1995)
   252.247-7023       Transportation of Supplies by Sea (NOV 1995

I.2      52.252-1 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

         This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.
                                 (End of clause)

I.3 REFERENCED CLAUSES - WHEN APPLICABLE. The following clause(s) (marked (X) when applicable) pertinent to this section is/are hereby incorporated by reference:

       CLAUSE NO.                           TITLE FAR CLAUSES

(x)     52.203-9           Requirement for Certificate of Procurement Integrity - Modification (SEP 1995)
(x)     52.203-12          Limitations on Payments to Influence Certain Federal Transactions (JAN 1990)
(  )    52.203-13          Procurement Integrity - Service Contracting (SEP 1990)
(x)     52.204-2           Security Requirements (APR 1984)
(  )    52.204-2           Security Requirements (APR 1984) - Alternate I (APR 1984)
(  )    52.207-5           Option to Purchase Equipment (FEB 1995)
(  )    52.208-8           Helium Requirement Forecast and Required Sources for Helium (FEB 1995)
(  )    52.209-1           Qualification Requirements (I~ E13 1995)
(x)     52.211-7           Other Than New Material, Residual Inventory, and Former Government Surplus Property (MAY 1995)
(  )    52.215-2           Audits and Records - Negotiations (OCT 1995)
(  )    52.215-2           Audits and Records - Negotiations (OCT 1995) - Alternate 11 (OCT 1995)
(  )    52.215-2           Audits and Records - Negotiations (OCT 1995) - Alternate 111 (OCT 1995)
(  )    52.215-21          Changes or Additions to Make-Or-Buy Program (APR 1984)
(  )    52.215-21          Changes or Additions to Make-Or-Buy Program (APR 1984) - Alternate 11 (APR 1984)
(x)     52.215-22          Price Reduction for Defective Cost or Pricing Data (OCT 1995)
(  )    52.215-23          Price Reduction for Defective Cost or Pricing Data- Modifications (OCT 1995)
(x)     52.215-24          Subcontractor Cost or Pricing Data (OCT 1995)
(  )    52.215-25          Subcontractor Cost or Pricing Data - Modifications (OCT 1995)
(  )    52.215-26          Integrity of Unit Prices (OCT 1995) - Alternate I (APR 1991)
(  )    52.215-27          Termination of Defined Benefit Pension Plans (SEP 1989)
(  )    52.215-31          Waiver of Facilities Capital Cost of Money (SEP 1987)
(  )    52.215-39          Reversion or Adjustment of Plans for Postretirement Benefits Other Than Pensions (PRB) (FEB 1995)
(  )    52.215-40          Notification of Ownership Changes (FEB 1995)
(  )    52.215-42          Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
                           (OCT 1995)
(  )    52.215-42          Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
                           (OCT 1995) - Alternate I (OCT 1995)
(  )    52.215-42          Requirements  for Cost or Pricing  Data or  Information  Other Than Cost or Pricing  Data - Modifications
                           (OCT 1995)- Alternate 11 (OCT 1995)
(  )    52.215-42          Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
                           (OCT 1995) - Alternate 111 (OCT 1995)
(  )    52.215-42          Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
                           (OCT 1995) - Alternate IV (OCT 1995)
(  )    52.215-43          Audit- Commercial Items (OCT 1995)
(x)     52.216-8           Fixed Fee (JUL 1995)
(  )    52.216-11          Cost Contract - No Fee (APR 1984)
(  )    52.216-11          Cost Contract - No Fee (APR 1984) - Alternate I (APR 1984)
(  )    52.216-12          Cost Sharing Contract - No Fee (APR 1984)
(  )    52.216-12          Cost Sharing Contract - No Fee (APR 1984) - Alternate I (APR 1984)
(  )    52.216-15          Predetermined Indirect Cost Rates (APR 1984)
(  )    52.216-26          Payments of Allowable Costs Before Definitization (APR 1984)
(  )    52.219-6           Notice of Total Small Business Set-Aside (APR 1984)
(  )    52.219-7           Notice of Partial Small Business Set-Aside (OCT 1995)
(  )    52.219-9           Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (OCT 1995)
(  )    52.219-16          Liquidated Damages - Subcontracting Plan (OCT 1995)
(  )    52.222-1           Notice to the Government of Labor Disputes (APR 1984)
(  )    52.222-3           Convict Labor (APR 1984)
(  )    52.222-4           Contract Work Hours and Safety Standards Act - Overtime Compensation (JUL 1995)
(x)     52.222-20          Walsh-Healey Public Contracts Act (APR 1984)
(x)     52.222-26          Equal Opportunity (APR 1984)
(  )    52.222-28          Equal Opportunity Pre-Award Clearance of Subcontracts (APR 1984)
(x)     52.222-29          Notification of Visa Denial (APR 1984)
(x)     52.222-35          Affirmative Action for Special Disabled and Vietnam Era Veterans (APR 1984)
(x)     52.222-36          Affirmative Action for Handicapped Workers (APR 1984)
(x)     52.222-37          Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (JAN 1988)
(x)     52.223-2           Clean Air and Water (APR 1984)
(  )    52.223-3           Hazardous Material Identification and Material Safety Data (NOV 1991)
(x)     52.223-6           Drug-Free Workplace (JUL 1990)
(  )    52.223-9           Certification  of Percentage of Recovered  Material  Content for EPA Designated Items Used in Performance
                           of the Contract (MAY 1995)
(  )    52.223-14          Toxic Chemical Release Reporting (OCT 1995)
(  )    52.224-l           Privacy Act Notification(APR 1984)
(  )    52,224-2           Privacy Act (APR 1984)
(  )    52.225-10          Duty-Free Entry (APR 1984)
(  )    52.225-14          Inconsistency Between English Version and Translation of Contract (AUG 1989)
(  )    52.225-17          Buy American Act - Supplies Under European Community Agreement (MAY 1995)
(  )    S2.226-1           Utilization of Indian Organizations and Indian owned Economic Enterprises (AUG 199l )
(x)     52.227-1           Authorization and Consent(JUL 1995)
(  )    52,227-1           Authorization ant Consent (JUL 1995) - Alternate I (APR 1984)
(  )    52.227-2           Notice and Assistance Regarding Patent and Copyright Infringement (APR 1984)
(  )    52.227-10          Filing of Patent Applications - Classified Subject Matter (APR 1984)
(x)     52.227-11          Patent Right - Retention by the Contractor (Short Form) (JUN 1989)
(  )    52.221-11          Patent Right - Retention by the Contractor (Short Form) (JUN 1989) - Alternate II (1989)
(  )    52.227-12          Patent Rights - Retention by the Contractor (Long Form) (JUN 1989)
(  )    52.227-12          Patent Rights - Retention by the Contractor (Long Form) (JUN 1989) -  Alternate II (JUN 1989)
(  )    52.227-13          Patent Rights - Acquisition by the Government (JUN 1989)
(  )    52.227-13          Patent Rights- Acquisition by the Government (JUN 1989)- Alternate II (JUN 1989)
(  )    52.228-3           Workers' Compensation Insurance (Defense Base Act) (APR 1984)
(  )    52.228-4           Worker's Compensation and War-Hazard Insurance Overseas (APR 19R4)
(  )    52.230-2           Cost Accounting Stand (AUG 1992)
(  )    52.230-3           Disclosure and Consistency of Cost Accounting Practices (NOV 1993)
(  )    52.230-4           Consistency in Cost Accounting Practices (AUG 1992)
(  )    52.230-5           Administration of Cost Accounting Standards (FEB 1995)
(x)     52.232-9           Limitation on Withholding of Payments (APR 1984)
(  )    52.232-18          Availability of Funds (APR 1984)
(  )    52.232-20          Limitation of Cost (APR 1984)
(x)     52.232-22          Limitation of Funds (APR 1984)
(  )    52 232-24          Prohibition of Assignment of Claims (JAN 1986)
(x)     52.232-25          Prompt Payment (MAR 1994)
(  )    52.232-28          Electronic Funds Transfer Payment Methods (APR 1989)
(x)     52.233-1           Disputes(OCT 1995)
(  )    52.233-1           Disputes (OCT 1995)- Alternate I (DEC 1991)
(  )    52.233-1           Industrial Resources Developed Under Defense Production Act Title III (DEC 1994)
(  )    52.237-2           Protection of Government Buildings, Equipment, and Vegetation (APR 1984)
(  )    52.237-9           Waiver of Limitation on Severance Payments to Foreign Nationals (OCT 1995)
(  )    52.242-2           Production Progress Reports (APR 1991)
(  )    52.242-3           Penalties for Unallowable Costs (OCT 1995)
(  )    52.242-4           Certification of Indirect Costs (OCT 1995)
(  )    52.242-10          F.O.B. Origin - Government Bills of Lading or Prepaid Postage (APR 1934)
(  )    52.242-12          Report of Shipment (REPSHIP) (JUL 1995)
(  )    52.243-6           Change Order Accounting (APR 1984)
(x)     52.244-5           Competition in Subcontracting (APR 1984)
(  )    52.244-6           Subcontracts for Commercial Items and Commercial Components (OCT 1995)
(  )    52.245-1           Property Records (APR 1984)
(x)     52.245-5           Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts (JAN 1986)
(  )    52.245-5           Government Property  (Cost-Reimbursement,  Time-and-Material,  or Labor-Hour  Contracts
                           (JAN 1986) - Alternate I (JUL 1985)
(  )    52.245-18          Special Test Equipment (FEB 1993)
(  )    52.245-19          Government Property Furnished  "As Is"  (APR 1984)
(x)     52.246-23          Limitation of Liability (APR 1984)
(  )    52.246-24          Limitation of Liability - High Value Items (APR 1984)
(  )    52.246-24          Limitation of Liability - High Value Items (APR 1984) - Alternate I (APR 1984)
(  )    52.246-25          Limitation of Liability - Services (APR 1984)
(  )    52.247-1           Commercial Bill of Lading Notions (APR 1984)
(  )    52.247-63          Preference for U.S.-Flag Air Carriers (APR 1984)
(  )    52.241-64          Preference for Privately Owned U.S. Flag Commercial Vessels (JUL 1995)
(  )    52.247-64          Preference for Privately Owned U.S. Flag Commercial Vessels (JUL 1995) Alternate I (APR 1984)
(  )    52.247-67          Submission of Commercial Transportation Bills of the General Services Administration for Audit (FEB 1995)
(  )    52.248-1           Value Engineering (MAR 1989)
(  )    52.248-1           Value Engineering (MAR 1989) - Alternate I (APR 1984)
(  )    52.248-l           Value Engineering (MAR 1989) - Alternate II (APR 1984)
(  )    52.248-l           Value Engineering (MAR 1989) - Alternate III (APR 1984)
(  )    52.249-5           Termination for Convenience of the Government (Educational and Other Non-Profit Institutions) (APR 1984)
(x)     52.249-6           Termination (Cost-Reimbursement) (MAY 1986)
(  )    52.249-6           Termination (Cost-Reimbursement) (MAY 1986)- Alternate II (APR 1984)
(x)     52.249-14          Excusable Delays (APR 1984)
(  )    52.251-1           Government Supply Sources (APR 1984)
(  )    52.251 -2          Interagency Motor Pool Vehicles and Related Services (JAN 1991)

                                  DFARS CLAUSES

(x)     252.201-7000       Contracting Officer's Representative (DEC 1991)
(x)     252.203-7000       Statutory Prohibitions on Compensation to Former Department of Defense Employees (NOV 1995)
(x)     252.203-7002       Display of DoD Hotline Poster (DEC 1991)
(  )    252 204-7000       Disclosure of Information (DEC 1991)
(  )    252 204-7002       Payment for Subline Items Not Separately Priced (DEC 1991)
(x)     252.205-7000       Provision of Information to Cooperative Agreement Holders (DEC 1991)
(  )    252.209-7004       Reporting of Commercial Transactions With The Government of a Terrorist Country (SEP 1994)
(  )    252.209-7005       Military Recruiting on Campus (NOV 1995)
(x)     252 211-7000       Acquisition Streamlining (DEC 1991)
(  )    252 215-7000       Pricing Adjustments (DEC 1991)
(x)     252.215-7002       Cost Estimating System Requirements (DEC 1991)
(  )    252.219-7001       Notice of Partial Small Business  Set-Aside with  Preferential  Consideration for Small
                           Disadvantaged  Business Concerns (MAY 1995)
(  )    252.219-7001       Notice of Partial Small Business  Set-Aside with  Preferential  Consideration for Small
                           Disadvantaged  Business Concerns (MAY 1995) - Alternate I (MAY 1994)
(  )    252.219-7002       Notice of Small Disadvantaged Business Set-Aside (MAY 1995)
(  )    252.219-7002       Notice of Small Disadvantaged Business Set-Aside (MAY 1995) - Alternate I (MAY 1994)
(  )    252.219-7003       Small Business and Small Disadvantaged Business Subcontracting Plan (DoD Contracts) (NOV 1995)
(  )    252.219-7006       Notice of Evaluation Preference for Small Disadvantaged Business Concerns (MAY 1995)
(  )    252.219-7006       Notice of Evaluation Preference for Small Disadvantaged Business Concerns (MAY 1995) - Alternate I
                           (DEC 1991)
(  )    252.223-7001       Hazard Warning Labels (DEC 1991)
(  )    252.223-7005       Hazardous Waste Liability and Indemnification (OCT 1992)
(  )    252 223-7006       Prohibitions on Storage and Disposal of Toxic and Hazardous Materials (APR 1993)
(  )    252 223-7006       Prohibition on Storage and Disposal of Toxic and Hazardous Waste (APR 93) - Alternate I (NOV 1995)
(x)     252.225-7001       Buy American Act and Balance of Payments Program (JAN 1994)
(x)     252.225-7002       Qualifying Country Sources as Subcontractors (DEC 1991)
(  )    252.225-7005       Identification of Expenditures in the United States (DEC 1991)
(x)     252.225-7007       Trade Agreements Act (JAN 1994)
(  )    252 225-7008       Supplies to be Accorded Duty Free Entry (DEC 1991)
(  )    252 225-7009       Duty Free Entry - Qualifying Country End Products and Supplies (DEC 1991)
(  )    252.225-7010       Duty-Free Entry - Additional Provisions (DEC 1991)
(  )    252.225-7014       Preference for Domestic Specialty Metals (NOV 1995)
(  )    252.225-7015       Preference for Domestic Hand or Measuring Tools (DEC 1991)
(  )    252.225-7022       Restriction on Acquisition of Polyacrylonitrile (PAN) Based Carbon Fiber (DEC 1991)
(  )    252.225-7024       Restriction on Acquisition of Night Vision Image Intensifier Tubes and Devices (DEC 1991)
(  )    252.225-7026       Reporting of Overseas Subcontracts (NOV 1995)
(  )    252.225-7032       Waiver of United Kingdom Levies (OCT 1992)
(  )    252.225-7036       North American Free Trade Agreement Implementation Act (JAN 1994)
(  )    252.225-7036       North American Free Trade Agreement Implementation Act (JAN 1994) - Alternate I (MAY 1995)
(  )    252.225-7037       Duty-Free Entry - NAFTA Country End Products and Supplies (JAN 1994)
(  )    252.226-7000       Notice of Historically Black Colleges or Universities and Minority Institution Set-asides (APR 1994)
(x)     252.227-7013       Rights in Technical Data and Computer Software (OCT 1988)
(  )    252.227-7013       Rights in Technical Data - Noncommercial Items (NOV 1995) - Alternate I (JUN 1995)
(  )    252.227-7014       Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995)
(  )    252.227-7014       Rights in  Noncommercial  Computer  Software and  Noncommercial  Computer  Software  Documentation
                           (JUN 1995) - Alternate I (JUN 1995)
(  )    252.227-7020       Rights in Data--Special Works (JUN 1995)
(  )    252.227-7021       Rights in Data--Existing Work (MAR 1979)
(  )    252.227-7025       Limitation on the Use or Disclosure of  Government-Furnished  Information  Marked with Restrictive
                           Legends (JUN 1995)
(  )    252.227-7026       Deferred Delivery of Technical Data or Computer Software (APR 1988)
(  )    252.227-7027       Deferred Ordering of Technical Data or Computer Software (APR 1988)
(  )    252.227-7032       Rights in Technical Data and Computer Software (Foreign) (JUN 1975)
(  )    252.227-7039       Patents - Reporting of Subject Inventions (APR 1990)
(  )    252.222-7003       Capture and Detention (DEC 1991)
(  )    252.233-7000       Certification of Claims and Requests for Adjustment or Relief (MAY 1994)
(  )    252.234-7001       Cost/Schedule Control Systems (DEC 1991)
(  )    252.239-7000       Protection Against Compromising Emanations (DEC 1991)
(  )    252.242-7000       Postaward Conference (DEC 1991)
(  )    252.242-7002       Submission of Commercial Freight Bills for Audit (DEC 1991)
(  )    252.242-7003       Application for U.S. Government Shipping Documentation/lnstructions (DEC 1991)
(x)     252.242-7004       Material Management and Accounting System (DEC 1991)
(x)     252.242-7005       Cost/Schedule Status Report (DEC 1991)
(  )    252.245-7000       Government-Furnished Mapping, Charting and Geodesy Property (DEC 1991)
(x)     252.245-7001       Reports of Government Property (MAY 1994)
(x)     252.246-7000       Material Inspection and Receiving Report (DEC 1991)
(  )    252.246-7001       Warranty of Data (DEC 1991)
(  )    252.249-7001       Notification of Substantial Impact on Employment (DEC 1991)
(  )    252.249-7002       notification of Proposed Program Termination or Reduction (MAY 1995)
(  )    252.251-7000       Ordering From Government Supply Sources (MAY 1995)

FULL TEXT CLAUSES - WHEN APPLICABLE. Pursuant to FAR 52.102-2, the following clauses (marked (X) when applicable) shall be incorporated in this solicitation and/or contract in full text. Therefore, a copy of the applicable clause(s) follows:

       CLAUSE NO.                           TITLE FAR CLAUSES

(  )    52.209-3           First Article Approval--Contractor Testing (SEP 1989)
(  )    52.209-3           First Article Approval--Contractor Testing (SEP 1989) - Alternate I (SEP 1989)
(  )    52.209-3           First Article Approval--Contractor Testing (SEP 1989) - Alternate II (SEP 1989)
(  )    52.209-4           First Article Approval--Government Testing (SEP 1989)
(  )    52.209-4           First Article Approval--Government Testing (SEP 1989) - Alternate I (SEP 1989)
(  )    52.209-4           First Article Approval--Government Testing (SEP 1989) - Alternate II (SEP 1989)
(  )    52.216-10          Incentive Fee (JUL 1995)
(  )    52.216-23          Execution and Commencement of Work (APR 1984)
(  )    52.216-24          Limitation of Government Liability (APR 1984)
(  )    52.216-25          Contract Definitization (APR 1984)
(  )    52.216-25          Contract Definitization (APR 1984) - Alternate I (APR 1984)
(  )    52.222-2           Payment of Overtime Premiums (JUL 1990)
(  )    52.222-26          Equal Opportunity (APR 1984) - Alternate I (APR 1984)
(  )    52.227-5           Waiver Indemnity(APR 1984)
(  )    52.227-11          Patent Rights - Retention by the Contractor (Short Form) (JUN 1989) - Alternate I (JUN 1989)
(  )    52.227-12          Patent Rights - Retention by the Contractor (Long Form) (JUN 1989) - Alternate I (JUN 1989)
(  )    52.227-13          Patent Rights - Acquisition by the Government (JUN 1929) - Alternate I (JUN 1989)
(  )    52.229-8           Taxes--Foreign Cost-Reimbursement Contracts (MAR 1990)
(  )    52.229-9           Taxes--Cost-Reimbursement Contracts With Foreign Government (MAR 1990)
(  )    52.243-7           Notification of Changes (APR 1984)
(  )    52.252-4           Alterations in Contract (APR 1984)
(  )    52.252-6           Authorized Deviations in Clauses (APR 1984)

                                  DFARS CLAUSES

(  )    252.217-7027       Price Ceiling (DEC 1991)
(  )    252.219-7005       Incentive for Subcontracting with Small Businesses,  Small Disadvantaged  Businesses Historically Black
                           Colleges and Universities and Minority Institutions (NOV 1995)
(  )    252.219-7005       Incentive for Subcontracting with Small Businesses,  Small Disadvantaged  Businesses Historically Black
                           Colleges and Universities and Minority Institutions (NOV 1995) - Alternate I (DEC 1991)
(  )    252.225-7027       Limitation on Sales Commissions and Fees (DEC 1991)
(  )    252.232-7007       Limitations of Government's Obligation (AUG 1993)
(  )    252.239-7016       Telecommunications Security Equipment, Devices, Techniques and Services
(  )    252.243-7000       Engineering Change Proposals (MAY 1994)
(  )    252.243-7000       Engineering Change Proposals (MAY 1994) - Alternate I (MAY 1994)
(  )    252.247-7024       Notification of Transportation of Supplies by Sea (NOV 1995)
(  )    252.249-7000       Special Termination Costs (DEC 1991)

SECTION J - ATTACHMENTS

         J.1      Statement of Work (SOW) entitled "Secure Network Server (SNS) Guard, Development Program", Revision I.2, dated 11
                  June 1996.

         J.2      DD-Form 1423 - Contract Data Requirements List (CDRL), dated 11 June 1996.

         J.3      DD-Form 254 - Contract Security Classification Specification, Revision 1, dated 17 November 1996

         J.4      SNS Development Contract Delivery Schedule, dated 11 June 1996.

         J.5      Secure Network Server Security Specification, Revision D, dated 19 April 1996.

         J.6      Trusted Software Development Mythology - Volume 1, SDI-S-SD-91-7, dated 17 June 92.

         J.7      Direct Marketing Clause, dated 29 April 1994.

3.       As a result of the above, total contract value is increased as follows:

                 CPAF PORTION                            FROM                       BY                     TO
         Estimated Cost                           $32,420,760.00             $14,470,156.00          $46,890,916.00

         Base Fee                                    $668,793.00                                        $668,793.00
         Award Fee                                 $1,715,815.00                                      $1,715,815.00
         Fixed Fee                                         $0.00                $528,110.00             $528,110.00
         Total CPAF                               $34,805,368.00             $14,998,266.00          $49,803,634.00

                 CPFF PORTION
         Estimated Cost                              $336,222.00                                        $336,222.00
         Fixed Fee                                    $19,268.00                                         $19,268.00
         Total CPFF                                  $355,490.00                                        $355,490.00

         COST GROWTH Portion
         Estimated Cost Growth                     $7,182,673.00             ($7,182,673.00)                  $0.00

         (NOT TO EXCEED)

         *        The Estimated Cost Growth Portion ($7,182,673.00) has been included in the negotiated Estimated Cost amount
                  ($14,470,156.00) of this modification

         *        This contract is being converted to a Cost Plus Fixed Fee type contract. As a result TOTAL CONTRACT VALUE is restated to read as follows:

                           ESTIMATED COST                         $47,227,138.00
                           FIXED FEE                               $2,931,986.00
                           TOTAL CPFF                             $50,159,124.00

         *        All Base Award Fee ($668,793.00) and Earned Award Fee ($1,715,815.00) is convened to Fixed Fee,

         *        The CPFF Portion ($355,490.00) of this contract is being combined with the CPAF portion ($49,803,634.00) to establish a new CPFF contract value ($50,159,124.00)

4.       As a result funding profile is revised to read as follows:

              CPAF PORTION                  FROM                        BY                           TO
        Estimated Cost                 $31,951,709.00              $8,059,721.00                 $40,011,430.00
        Estimated Cost Growth           $1,500,000.00             ($1,500,000.00)                         $0.00
        Base Fee                          $668,793.00                                               $668,793.00
        EARNED AWARD FEE                $1,715,815.00                                             $1,715,815.00
        FIXED FEE                                                    $528,110.00                    $528,110.00
        Total CPAF                     $35,836,317.00              $7,087,831.00                 $42,924,148.00

         *        Increase in Estimated Cost ($8,059,721.00) amount includes $1,500,000 of Estimated Cost Growth previously funded.

              CPFF PORTION
        Estimated Cost                    $336,222.00
        Fixed Fee                          $19,268.00
        Total CPFF                        $355,490.00

         As a result of the conversion to a total CPFF type contract funding profile its revised to read as follows:

ESTIMATED COST                $40,347,652.00
FIXED FEE                     $ 2,931,986.00
TOTAL CPFF                    $43,279.638.00

         *        Estimated Cost is comprised of CPAF Estimated Cost ($40,011,430.00) and CPFF Estimated Cost ($336,222.00), Fixed
                  Fee is comprised of Base Fee ($668,793.00), Earned Award Fee ($1,715,815.00) and Fixed Fee associated with the additional work ($528,110.00).



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                       1        4

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00033                                   12 Sep 1996             I696-3244, & A/1                            APPLICABLE)

6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071


8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)   (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                        9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                          10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                          MDA904-93-C-C034

CODE                                         FACILITY CODE                                10B.  DATED (SEE ITEM 13)
                                                                                          16 DECEMBER 1992

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the
following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Section G                                                                              OBLIGATE:  $43,320.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
             ORDER NO. IN ITEM 10A.

        B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
             APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        10 U.S.C. 2304 (c)(6)

        D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)


E.   IMPORTANT:  Contractor |_|  is not,  |X| is required to sign this document and return  3  copies to the issuing office.


14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   THE PURPOSE OF THIS MODIFICATION IS TO PROVIDE FUNDING FOR TWELVE (12) NETWORK INTERFACE BOARDS IN SUPPORT OF THE DMS PROGRAM.
2.   ACCORDINGLY, THE FOLLOWING SECTIONS HAVE BEEN MODIFIED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
James Boyle                                                                ANDREW D. SNYDER
Vice President and General Manager                                         Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     /s/ James Boyle                              Sep 10 1996          BY /s/ Andrew D. Snyder                      12 Sep 1996
      ---------------                                                     --------------------
    (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                           (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED by GSA
                                                                                               5AP/48 CER\53.243



SECTION B - SUPPLIES OR SERVICES


         B.3 - 352.216-9001 ESTIMATED COST AND CONSIDERATION (OCT 1993) is revised to read as follows:


         (a) It is estimated that the total cost of the work under this contract will be FORTY SEVEN MILLION, TWO HUNDRED AND SEVENTY THOUSAND, FOUR HUNDRED AND
FIFTY EIGHT DOLLARS AND NO CENTS ($47,270,458.00), exclusive of the contractor's fee.


         (b) As consideration for its undertakings, the contractor shall receive the following:


                  (1) Reimbursement for costs, as provided under clause of this title.


                  (2) A fixed fee in the amount of Two Million, Nine Hundred and Thirty One Thousand, Nine Hundred and Eighty Six dollars and no cents
($2,931,986.00), which fee, together with the reimbursement for costs provided under clause of this title, shall constitute complete compensation for the contractor's work under this contract. Payment of a fixed fee shall be made proportionate to the amount of costs incurred, subject to the withholding provision contained in the contract clause entitled "Fixed Fee" (FAR 52.216-8) not to exceed $82,106.00.


                  (3) In the event that the contractor exceeds the estimated cost stated above in paragraph (a), Secure Computing Corporation shall agree to a dollar for dollar reduction in fee for every dollar increase in the estimated cost up to $528,110.00. If the increase in estimated cost exceeds $528,110.00, the contractor shell not be obligated to continue performance until such time as the Contracting Of ficer notifies the contractor that contract cost have been increased and funding is available.


                                 (End of clause)


SECTION G - CONTRACT ADMINISTRATION


         G.3 - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:


         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR COST                                         $347,000.00


         ACR: AB
         973/40400.4500 534351 999-3100 S 18119 04539004 S0000 V5 XXX XXX
         OBLIGATED FOR COST                                       $5,936,276.00
         OBLIGATED FOR FIXED FEE:                                    $19,268.00
         TOTAL OBLIGATION:                                        $5,955,544.00


         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B
         OBLIGATED COST                                           $9,687,699.00
         OBLIGATED FOR FIXED FEE                                 $ 1,356,482.00
         TOTAL OBLIGATION                                       $ 11,044,181.00


         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B
         OBLIGATED FOR COST:                                     $12,125,347.00
         OBLIGATED FOR FIXED FEE:                                   $451,868.00
         TOTAL OBLIGATION                                        $12,577,215.00


         ACR: AE
         976/70400.4500 564E51 999-3100 S 18119 03200107 IX 0000 X3 I06B
         OBLIGATED FOR COST:                                      $6,178,734.00


         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX
         OBLIGATED FOR COST                                        3,941,998.00
         OBLIGATED FOR FIXED FEE                                     576,258.00
         TOTAL OBLIGATION:                                         4,518,256.00

         ACR: AG
         975/60400.4500 554E51 999-3100 S18119 02200502 IX 0000 X3 I01A
         OBLIGATED FOR COST                                          279,149.00


         ACR: AH
         976/70400.4500 564E51 999-3100 S 18119 02200403 IX 0000 X3 I10A
         OBLIGATED FOR COST                                           36,815.00


         ACR: AI
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I20B
         OBLIGATED FOR COST:                                       1,814,634.00
         OBLIGATED FIXED FEE:                                        528,110.00
         TOTAL OBLIGATION:                                         2,342,744.00


         ACR: AJ
         971/170400.4500 564E51 999-3100 S18119 03100101 LX 0000 X1 I20A
         OBLIGATED THIS ACTION FOR COST:                              43,320.00


         G.4 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993)


         a) This contract is subject to incremental funding. The total CPFF amount negotiated and agreed to is $50,202,444,00. Notwithstanding the total amount negotiated and agreed to, funds in the amount of only $43,319,958.00 are currently obligated for this action. Therefore, the contractor shall not incur costs in excess of $40,390,972.00. The contractor shall not be paid a fixed fee in excess of $2,931,986.00 until the contract is modified to obligate additional funds. Notwithstanding any other provision of this contract, the Government shall not be liable to reimburse the contractor for costs and fee in excess of the sum obligated on this contract.


         b) In accordance with the Limitation of Funds Clause, the contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The contractor's notice shall include an estimate of funds required to continue performance.


         c) It is expected that the current funding increment obligated by this action shall allow the contractor to perform the required work through 1 JANUARY
1997. In accordance with the Limitation of Funds clause of the contract, 60 days before the end of the period specified above, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue performance for any further period specified (or otherwise agreed upon), and when the funds will be required.


         d) If, after notification by the contractor pursuant to the Limitations of Funds clause, additional funds are required to be obligated for a further period, this clause will be modified accordingly.


         G.7 - 352.216-9004 INVOICING AND PAYMENT (OCT 1993)


                  Invoices shall be submitted to:


                                    CONTRACTS - ACCOUNTS PAYABLE
                                    Finance and Accounting Office
                                    P.O. Box 400 (MDA904-93-C-C034)
                                    Fort George G. Meade, MD 20755-6000


                  Through:          Maryland Procurement Office
                                    Attn: X31 LYNNE DAY
                                    REF: (MDA904-93-C-C034)
                                    9800 Savage Road, SUITE 6734
                                    Fort George G. Meade, MD 20755-6000


                  Copy to:          Maryland Procurement Office
                                    Attn: N141 Edward Schwartz
                                    REF: (MDA904-93-C-C034)
                                    9800 Savage Road, Suite 6720
                                    Fort George G. Meade, MD 20755-6000


                                    DEFENSE CONTRACT AUDIT AGENCY
                                    MINNEAPOLIS BRANCH OFFICE
                                    FEDERAL BUILDING
                                    110 S. 4TH ST., RM 117
                                    MINNEAPOLIS, MN 55401
                                    REF: MDA904-93-C-C034


                                                                  (End of clause)


3. As a result funding profile is revised to read as follows:

         ESTIMATED COST                  $40,347,652.00           $43,320.00        $40,390,972.00
         FIXED FEE                       $ 2,931,986.00                             $ 2,931,986.00
         TOTAL CPFF                      $43,279,638.00           $43,320.00        $43,319,958.00
4. As a result of the above, total contract value is increased as follows:

         ESTIMATED COST                  $47,227,138.00           $43,320.00        $47,270,458.00
         FIXED FEE                       $ 2,931,986.00                             $ 2,931,986.00
         TOTAL CPFF                      $50,159,124.00           $43,320.00        $50,202,444.00

5.  Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         CONTRACT ID CODE            PAGE OF PAGES
                                                                                                                          1      5

2.  AMENDMENT/MODIFICATION NO.           3.  EFFECTIVE DATE      4.       REQUISITION/PURCHASE REQ. NO.      5.  PROJECT NO. (IF
P00034                                   31 Oct. 1996            I697-1082, & A/1                            APPLICABLE)
6.  ISSUED BY                 CODE       H98230                  7.       ADMINISTERED BY (IF OTHER THAN ITEM
                                     6) CODE

Maryland Procurement Office
9800 Savage Rd., Fanx III
Ft. George G. Meade, MD  20755-6000
Attn: N141(EPS), Phone: (410) 859-4071

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)     (x)   9A.   AMENDMENT OF SOLICITATION NO.

Secure Computing Corporation
Attn: Bill Erbes (612 / 628-2733)
2675 Long Lake Rd.                                                                          9B.   DATED (SEE ITEM 11)
Roseville, MN  55113
                                                                                            10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            MDA904-93-C-C034

CODE                                         FACILITY CODE                                  10B.  DATED (SEE ITEM 13)
                                                                                            16 DECEMBER 1992


            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
      See Section G                                                                              OBLIGATE:  $11,039,165.00

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

   (x)   A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
              ORDER NO. IN ITEM 10A.

         B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
              APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         10 U.S.C. 2304 (c)(6)

    X    D.   OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
         Section H.23 - Option to Extend the Term of the Contract.


E.   IMPORTANT: Contractor |X| is not,  |_| is required to sign this document and return _____________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS,
INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE feasible.)

1.   The purpose of this modification is to:

     a)  Provide FY97 Incremental Funding for the basic contract.  As a result this contract is fully funded.
     b)  Exercise Option #4 in accordance with Section H.23 of this contract.
     c)  Change the Payment Office from DFAS to NSA

2.   Accordingly the following sections have been modified.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (TYPE OR PRINT)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                           ANDREW D. SNYDER
                                                                           Contracting Officer

15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     _____________________________________                            BY /s/ Andrew D. Snyder                      31 Oct. 1996
     (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                         (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01-152-8070                                              30-105                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      PRESCRIBED BY GSA
                                                                                               5AP/48 CER\53.243


SECTION B - SUPPLIES OR SERVICES

         B.1 - SCOPE OF WORK is revised to read as follows:

         The contractor shall:

         a. Furnish the necessary materials, facilities, equipment, supplies and services of skilled professional, technical and support personnel for the design, development, interface, test and delivery of work specified in the Statement of Work delineated in
Section C. of this contract.

         b. Prepare and deliver data in accordance with the Contract Data Requirements List (CDRL) delineated in Section C of this contract.

         c. Design, develop, test and deliver the Secure Network Server in accordance with the delivery schedule delineated in
Section C. of this contract.

         d. Conduct an operator training course in accordance with the requirements in the Statement of Work delineated in Section C of this contract.

         e. THE CONTRACTOR SHALL DELIVER A SNS GUARD PHASE 4 TO INCLUDE MSP 4.0 AND VERSION 3 CERTIFIVATESX.500, DSA & ADDITIONAL
FILTERING, SMTP FFC IN ACCORDANCE WITH STATEMENT OF WORK SECTION 3.1.3

         B.2 - 352.232-9016 - REIMBURSEMENT FOR COSTS - LIMITATION OF FUNDS (OCT
1993) IS HEREBY DELETED

         B.2- 352.232-9015 - REIMBURSEMENT FOR COSTS - LIMITATION OF COST (OCT
1993) IS HEREBY INCORPORATED AS FOLLOWS:

         (a) Allowable costs constitute those costs incurred by the contractor in the performance of this contract which are acceptable by the Contracting
Officer or his duly authorized representative as chargeable hereto in accordance with the contract clause entitled "Allowable Cost and Payment" (FAR 52.216-7) as limited by the contract clause entitled "Limitation of Cost" (FAR 52.232-20), and FAR Part 31.

         (b) Travel shall be reimbursed at cost. Lodging shall be reimbursed at cost. Meals and incidental expenses shall be reimbursed at the applicable flat rate or the balance up to the applicable NTE established rate. The total of lodging, meals and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations" (FTR); the "Joint
Travel Regulations", Volume 2 (JTR); and the "Standardized Regulations
(Government Civilians, Foreign Areas), Section 925" as applicable. These costs shall be chargeable directly to this contract in accordance with the contractor's established method of distributing such costs.

         (c) Upon determination of the allowable, allocable and reasonable costs, including actual overhead and general and administrative expense costs applicable to this contract, any payment that has already been made to the contractor shall be adjusted to reflect such actual costs.

                                 (End of clause)

         B.3 - 352.216-9001 ESTIMATED COST AND CONSIDERATION (OCT 1993) is revised to read as follows:

         (a) It is estimated that the total cost of the work under this contract will be FIFTY ONE MILLION, ONE HUNDRED AND SIXTY THOUSAND, TWO HUNDRED AND
FIFTEEN DOLLARS AND NO CENTS ($51,160,215.00), exclusive of the contractor's fee.

         (b) As consideration for its undertakings, the contractor shall receive the following:

                  (1)      Reimbursement for costs, as provided under clause of this title.

                  (2)      A fixed fee in the amount of THREE MILLION, TWO
                           HUNDRED AND ONE THOUSAND, NINE HUNDRED AND EIGHT
                           DOLLARS AND NO CENTS ($3,201,908.00), which fee, together with the reimbursement for costs provided under clause of this title, shall constitute complete compensation for the contractor's work under this contract. Payment of a fixed fee shall be made proportionate to the amount of costs incurred, subject to the withholding provision contained in the contract clause entitled "Fixed Fee" (FAR 52.216-8) not to exceed $82,106.00.

                  (3) In the event that the contractor exceeds the estimated cost stated above in paragraph (a), Secure
                           Computing Corporation shall agree to a dollar for dollar reduction in fee for every dollar increase in the estimated cost up to $798,032.00. If the increase in estimated cost exceeds $798,032.00, the contractor shall not be obligated to continue performance until such time as the Contracting Officer notifies the contractor that contract cost have been increased and funding is available.

                                 (End of clause)

SECTION F - DELIVERIES OR PERFORMANCE

         F.5 - 352.212-9004 PERIOD OF PERFORMANCE (APR 1989) - ALTERNATE I (APR
1989) is revised to read as follows:

         This contract shall extend from Date of Contract Award to 30 NOVEMBER 1997, (60 Months ADAD) unless performance is sooner terminated under the terms of the contract.

                                 (End of clause)

SECTION G - CONTRACT ADMINISTRATION

         G.3 - ACCOUNTING AND APPROPRIATION DATA is revised to read as follows:

         ACR: AA
         972/30400.4500 524351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  OBLIGATED FOR COST                                                     $347,000.00

         ACR: AB
         973/40400.4500 534351 999-3100 S18119 04539004 S0000 V5 XXX XXX

                  OBLIGATED FOR COST                                                   $5,936,276.00
                  OBLIGATED FOR FIXED FEE:                                                $19,268.00
                  TOTAL OBLIGATION:                                                    $5,955,544.00

         ACR: AC
         974/50400.4500 544351 999-2500 S18119 04100200 IV 0000 V5 106B

                  OBLIGATED COST                                                       $9,687,699.00
                  OBLIGATED FOR FIXED FEE                                              $1,356,482.00
                  TOTAL OBLIGATION                                                    $11,044,181.00

         ACR: AD
         975/60400.4500 554E51 999-2500 S18119 04100200 IX 0000 V5 106B

                  OBLIGATED FOR COST:                                                 $12,125,347.00
                  OBLIGATED FOR FIXED FEE:                                               $451,868.00
                  TOTAL OBLIGATION                                                    $12,577,215.00

         ACR: AE
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I06B

                  OBLIGATED FOR COST:                                                  $6,178,734.00

         ACR: AF
         976/70400.1145 C64X02 XXX-2550 S18119 P6532000 WH 0000 WH XXXX

                  OBLIGATED FOR COST                                                   $3,941,998.00
                  OBLIGATED FOR FIXED FEE                                                $576,258.00
                  TOTAL OBLIGATION:                                                    $4,518,256.00

         ACR: AG
         975/60400.4500 554E51 999-3100 S18119 02200502 IX 0000 X3 I01 A

                  OBLIGATED FOR COST                                                     $279,149.00

         ACR: AH
         976/70400.4500 564E51 999-3100 S18119 02200403 IX 0000 X3 I10A

                  OBLIGATED FOR COST                                                      $36,815.00

         ACR AI
         976/70400.4500 564E51 999-3100 S18119 03200107 IX 0000 X3 I20B

                  OBLIGATED FOR COST:                                                  $1,814,634.00
                  OBLIGATED FIXED FEE:                                                   $528,110.00
                  TOTAL OBLIGATION:                                                    $2,342,744.00

         ACR: AJ
         976//70400.4500 564E51 999-3100 S18119 03100101 IX 0000 X1 I20A

                  OBLIGATED FOR COST:                                                     $43,320.00

         ACR: AK
         977/80400.4500 574E51 999-2550 S18119 03200107 IX 0000 X3 I20B

                  OBLIGATED THIS ACTION FOR COST:                                     $10,769,243.00
                  OBLIGATED THIS ACTION FOR FIXED FEE                                    $269,922.00
                  TOTAL OBLIGATION THIS ACTION:                                       $11,039,165.00

         G.4 - 352.232-9008 INCREMENTAL FUNDING - AWARD (OCT 1993) IS HEREBY DELETED


SECTION I - CONTRACT CLAUSES

         FAR Clause 52.232-22 - LIMITATION OF FUNDS (APR 1984) is hereby deleted

         FAR Clause 52.232-20 - LIMITATION OF COST (APR 1984) is hereby incorporated.

3.       The contract Payment Office has been changed as followed:

         FROM:             DFAS Columbia
                           Gateway Accounting Division
                           Attn: DFAS-CO/CB
                           P.O. Box 182551
                           Columbus, OH 43218-2551

         TO:               CONTRACTS - ACCOUNTS PAYABLE
                           Finance and Accounting Office
                           P.O. Box 400 (MDA904-93-C-C034)
                           Fort George G. Meade, MD 20755-6000

4.       As a result funding profile is revised to read as follows and this contract is fully funded:

                                                    FROM                       BY                       TO
           ESTIMATED COST                     $40,390,972.00             $10,769,243.00            $51,160,215.00
           FIXED FEE                           $2,931,986.00                $269,922.00             $3,201,908.00
           TOTAL CPFF                         $43,322,958.00             $11,039,165.00            $54,362,123.00

4.       As a result of the above, total contract value is increased as follows:

                                                     FROM                         BY                          TO
           ESTIMATED COST                     $47,270,458.00              $3,889,757.00              $51,160,215.00
           FIXED FEE                           $2,931,986.00                $269,922.00               $3,201,908.00
           TOTAL CPFF                         $50,202,444.00              $4,159,679.00              $54,362,123.00

5.   Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.

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